Exhibit 10.1

EXECUTION VERSION

IMPORTANT NOTE:

EACH PARTY HERETO MUST EXECUTE THIS AMENDMENT OUTSIDE THE REPUBLIC OF AUSTRIA AND EACH LENDER MUST BOOK ITS LOAN AND RECEIVE ALL PAYMENTS OUTSIDE THE REPUBLIC OF AUSTRIA. TRANSPORTING OR SENDING THE ORIGINAL OR ANY CERTIFIED COPY OF THIS AMENDMENT OR THE AMENDED CREDIT AGREEMENT REFERRED TO HEREIN OR ANY OTHER CREDIT DOCUMENT OR ANY NOTICE OR OTHER COMMUNICATION (INCLUDING BY EMAIL OR OTHER ELECTRONIC TRANSMISSION) INTO OR FROM THE REPUBLIC OF AUSTRIA MAY RESULT IN THE IMPOSITION OF AN AUSTRIAN STAMP DUTY ON THE CREDIT FACILITY PROVIDED FOR IN SUCH AMENDED CREDIT AGREEMENT, WHICH MAY BE FOR THE ACCOUNT OF THE PARTY WHOSE ACTIONS RESULT IN SUCH IMPOSITION. COMMUNICATIONS REFERENCING THIS AMENDMENT OR SUCH AMENDED CREDIT AGREEMENT SHOULD NOT BE ADDRESSED TO RECIPIENTS IN, OR SENT BY PERSONS LOCATED IN, THE REPUBLIC OF AUSTRIA AND PAYMENTS SHOULD NOT BE MADE TO BANK ACCOUNTS IN THE REPUBLIC OF AUSTRIA. SEE ALSO SECTION 9.19 OF SUCH AMENDED CREDIT AGREEMENT AND A MEMORANDUM FROM AUSTRIAN COUNSEL FOR THE GOODYEAR TIRE & RUBBER COMPANY WHICH IS AVAILABLE UPON REQUEST FROM THE ADMINISTRATIVE AGENT.

SECOND AMENDMENT dated as of March 7, 2017 (this “Amendment”), to the AMENDED AND RESTATED SECOND LIEN CREDIT AGREEMENT dated as of April 19, 2012 (as heretofore amended, the “Pre-Amendment Credit Agreement”, and as amended by this Amendment, the “Amended Credit Agreement”), among THE GOODYEAR TIRE & RUBBER COMPANY, an Ohio corporation; the lenders party thereto; DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent (in such capacity, the “Collateral Agent”); and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

WHEREAS, the Original Lenders (as defined below) have extended and agreed to extend credit to the Borrower on the terms and conditions set forth in the Pre-Amendment Credit Agreement;

WHEREAS the Borrower has requested, and the Continuing Lenders (as defined below) party hereto, the Administrative Agent and the Collateral Agent have agreed, upon the terms and subject to the conditions set forth herein, that the Pre-Amendment Credit Agreement be amended as provided herein, effective upon satisfaction of the conditions set forth in Section 5 hereof.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used and not otherwise defined herein have the meanings specified in the Amended Credit Agreement. As used in this Amendment, the following terms have the meanings specified below:

“Amendment Effective Date” shall have the meaning set forth in Section 5 hereof.

“Continuing Lenders” shall mean the Original Lenders that consent to this Amendment and JPMorgan Chase Bank, N.A. For the avoidance of doubt, “Continuing Lenders” shall include the Increasing Lenders but shall not include the Non-Continuing Lenders.

“Increasing Lenders” shall mean each Original Lender the Post-Effective Loan Amount of which will be greater than such Original Lender’s Original Loan Amount and JPMorgan Chase Bank, N.A.

“Non-Continuing Lenders” shall mean the Original Lenders that do not consent to this Amendment or that do not have Post-Effective Loan Amounts.

“Original Lenders” shall mean the Lenders party to the Pre-Amendment Credit Agreement immediately prior to the Amendment Effective Date.

“Original Loan Amount” shall mean, as to each Original Lender, the aggregate principal amount of the Loans of such Original Lender immediately prior to the transactions to occur on the Amendment Effective Date.

“Post-Effective Loan Amount” shall mean, as to each Continuing Lender, the aggregate principal amount of the Loans of such Continuing Lender after giving effect to the transactions to occur on the Amendment Effective Date, as set forth on Schedule I hereto or in the records of the Administrative Agent referred to in such Schedule I.

“US Dollars” or “$” refers to lawful money of the United States of America.

SECTION 2. Amendment of the Pre-Amendment Credit Agreement. The Pre-Amendment Credit Agreement is hereby amended as follows:

(a)    The definition of “Adjusted LIBO Rate” in Section 1.01 of the Pre-Amendment Credit Agreement shall be amended by deleting the number “0.75%” in clause (a) thereof and replacing it with the number “0%”.

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(b)    The definition of “Alternate Base Rate” in Section 1.01 of the Pre-Amendment Credit Agreement shall be replaced with the following:

“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus  1⁄2 of 1% and (c) the Adjusted LIBO Rate on such day (or if such day is not a Business Day, the immediately preceding Business Day) for a deposit in dollars with a maturity of one month plus 1%. For purposes of clause (c) above, the Adjusted LIBO Rate on any day shall be based on the Screen Rate for dollar deposits with a maturity of one month in the London interbank market at approximately 11:00 a.m., London time, on such day. Any change in the Alternate Base Rate due to a change in the Prime Rate, the NYFRB Rate or the Adjusted LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Adjusted LIBO Rate, respectively.

(c)    The definition of “Arrangers” in Section 1.01 of the Pre-Amendment Credit Agreement shall be replaced with the following:

“Arrangers” means JPMorgan Chase Bank, N.A., Barclays Bank PLC, BNP Paribas Securities Corp., Citigroup Global Markets Inc., Credit Agricole Corporate and Investment Bank, Deutsche Bank Securities Inc., Goldman Sachs Lending Partners LLC, HSBC Securities (USA) Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, each as a Joint Lead Arranger and Joint Bookrunner, for the credit facility established by this Agreement.

(d)    The definition of “Documentation Agent” in Section 1.01 of the Pre-Amendment Credit Agreement shall be replaced with the following:

“Documentation Agent” means each of Barclays Bank PLC, BNP Paribas, Credit Agricole Corporate and Investment Bank, Goldman Sachs Lending Partners LLC, HSBC Bank USA, National Association, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Bank, National Association, in its capacity as documentation agent hereunder.

(e)    The definition of “LIBO Rate” in Section 1.01 of the Pre-Amendment Credit Agreement shall be replaced with the following:

“LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, the Screen Rate as of the Specified Time on the Quotation Day.

(f)    The definition of “Syndication Agent” in Section 1.01 of the Pre-Amendment Credit Agreement shall be replaced with the following:

“Syndication Agent” means Citibank, N.A., in its capacity as syndication agent hereunder.

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(g)    The following new definitions shall be inserted in Section 1.01 of the Pre-Amendment Credit Agreement in their appropriate alphabetical positions:

“Applicable Rate” means, for any day, the applicable rate per annum set forth below under the caption “ABR Spread” or “Eurodollar Spread”, as the case may be, based upon the Total Leverage Ratio as of the end of the fiscal quarter of the Borrower for which consolidated financial statements have theretofore been most recently delivered pursuant to Section 5.01(a) or 5.01(b):

Total Leverage Ratio:	ABR Spread	Eurodollar Spread
Category 1 ≤ 1.25 to 1.00	0.75%	1.75%
Category 2 > 1.25 to 1.00	1.00%	2.00%

For purposes of the foregoing, each change in the Applicable Rate resulting from a change in the Total Leverage Ratio shall be effective during the period commencing on and including the second Business Day following the date of delivery to the Administrative Agent pursuant to Section 5.01(a) or 5.01(b) of the consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change. Notwithstanding the foregoing, the Applicable Rate shall be based on the rates per annum set forth in Category 2 (i) at any time that an Event of Default has occurred and is continuing or (ii) if the Borrower shall fail to deliver the consolidated financial statements required to be delivered pursuant to Section 5.01(a) or 5.01(b) or shall elect not to include in any certificate required to be delivered pursuant to Section 5.01(c) the computations described in clause (ii) thereof, in each case within the time periods specified herein for such delivery, during the period commencing on and including the day of the occurrence of a Default resulting from such failure and until the delivery thereof.

“Consolidated Net Indebtedness” means, as of any date of determination, an amount equal to (a) the aggregate principal amount of all outstanding Indebtedness of the Borrower and its Consolidated Restricted Subsidiaries (but (i) excluding any Attributable Debt and Hedging Obligations (and Guarantees thereof) and (ii) including Indebtedness of any Subsidiary in respect of any Qualified Receivables Transaction that is included on the Borrower’s consolidated balance sheet), minus (b) the aggregate amount of cash and Temporary Cash Investments held at such time by the Borrower and its Consolidated Restricted Subsidiaries.

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“Interpolated Screen Rate” means, with respect to any Eurodollar Loan for any Interest Period, the rate per annum that results from interpolating on a linear basis between (a) the applicable Screen Rate for the longest maturity for which a Screen Rate is available that is shorter than such Interest Period and (b) the applicable Screen Rate for the shortest maturity for which a Screen Rate is available that is longer than such Interest Period, in each case as of the Specified Time on the Quotation Day.

“NYFRB” means the Federal Reserve Bank of New York.

“NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” shall mean the rate for a federal funds transaction quoted at 11:00 a.m. (New York City time) on such day received by the Administrative Agent from a Federal funds broker of recognized standing selected by it in its reasonable discretion; provided further, that if the NYFRB Rate, determined as provided above, would be less than zero, the NYFRB Rate shall for all purposes of this Agreement be zero.

“Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight eurodollar borrowings by U.S.-managed banking offices of depository institutions (as such composite rate shall be determined by the NYFRB as set forth on its public website from time to time) and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate (from and after such date as the NYFRB shall commence to publish such composite rate).

“Quotation Day” means, in respect of the determination of the LIBO Rate for any Interest Period, the day that is two Business Days prior to the first day of such Interest Period.

“Screen Rate” means a rate per annum equal to the London interbank offered rate as administered by the ICE Benchmark Administration (or any other Person that takes over the administration of such rate) for deposits in dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period as displayed on the Reuters screen page that displays such rate (currently LIBOR01) or, in the event such rate does not appear on a page of the Reuters screen, on the appropriate page of such other information service that publishes such

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rate as shall be selected by the Administrative Agent from time to time in its reasonable discretion. If no Screen Rate shall be available for a particular Interest Period but Screen Rates shall be available for maturities both longer and shorter than such Interest Period, then the Screen Rate for such Interest Period shall be the Interpolated Screen Rate. Notwithstanding the foregoing provisions of this definition, if the Screen Rate, determined as provided above, would be less than zero, the Screen Rate shall for all purposes of this Agreement be zero.

“Specified Time” means 11:00 a.m., London time.

“Total Leverage Ratio” means, as of the last day of any period, the ratio of (a) Consolidated Net Indebtedness as of such day to (b) EBITDA for such period.

(h)    Section 2.07 of the Pre-Amendment Credit Agreement shall be amended by replacing the phrase “after June 16, 2015 and prior to June 16, 2016” in clause (d) thereof with “after March 7, 2017 and prior to September 3, 2017”.

(i)    Paragraphs (a) and (b) of Section 2.09 of the Pre-Amendment Credit Agreement shall be amended to read as follows:

(a) The Loans comprising each ABR Borrowing shall bear interest at the Alternate Base Rate plus the Applicable Rate.

(b) The Loans comprising each Eurodollar Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate.

(j)     Section 5.01(c) of the Credit Agreement is amended to read as follows:

(c) not later than one Business Day after each delivery of financial statements under clause (a) or (b) above, a certificate of a Financial Officer (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) if the Borrower wishes the Applicable Rate to be based on the rates per annum set forth in Category 1 of the definition of Applicable Rate, setting forth computations in reasonable detail showing the Total Leverage Ratio as of the date of the most recent balance sheet included in such financial statements and (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the most recent audited financial statements delivered under clause (a) above (or, prior to the delivery of any such financial statements, since December 31, 2011) and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

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(k)    The following sentence shall be inserted at the end of Section 9.14 of the Pre-Amendment Credit Agreement:

Without limiting any other authority conferred upon the Collateral Agent under the Security Documents, the Collateral Agent is authorized to release from the Lien of the Security Documents ancillary structures on Mortgaged Properties that the Borrower advises are not of material value and not critical to the activities conducted on such Mortgaged Properties if such releases will avoid the need to obtain flood insurance that would otherwise be required under applicable law, including Regulation H of the Board.

(l)    The following new Section 9.22 shall be inserted at the end of Article IX of the Pre-Amendment Credit Agreement:

SECTION 9.22. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Credit Document or in any other agreement, arrangement or understanding among the parties hereto, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Credit Document may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(i) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(ii) the effects of any Bail-in Action on any such liability, including, if applicable:

(1)	a reduction in full or in part or cancellation of any such liability;

(2)	a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Credit Document; or

(3)	the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

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(iii) The following terms shall for purposes of this Agreement have the meanings set forth below:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of such EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any member state of the European Union, Iceland, Liechtenstein and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

SECTION 3. Amendment Effective Date Transactions. On the Amendment Effective Date, concurrently with the amendments provided for in Section 2 hereof, each of the parties hereto irrevocably agrees that each of the following shall occur without any additional conditions or actions of any party hereto:

(a)    Each Increasing Lender shall make to the Borrower, and the Borrower shall borrow from each Increasing Lender, one or more Loans denominated in

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US Dollars in an aggregate principal amount equal to the excess of such Increasing Lender’s Post-Effective Loan Amount over its Original Loan Amount. Such extensions of credit shall be Loans as defined under the Amended Credit Agreement and the provisions of Section 2.04 of the Amended Credit Agreement shall be applicable thereto, mutatis mutandis.

(b)    The Borrower irrevocably directs the Administrative Agent to directly apply all the proceeds of the Loans made under the foregoing clause (a) (i) to prepay in full on the Amendment Effective Date, pursuant to Section 9.02(b) of the Pre-Amendment Credit Agreement, all the outstanding principal of the Loans held by the Non-Continuing Lenders and (ii) to prepay a principal amount of the Loans of each Continuing Lender equal to the excess of such Lender’s Original Loan Amount over its Post-Effective Loan Amount.

SECTION 4. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a)    This Amendment has been duly authorized, executed and delivered by the Borrower, and this Amendment and the Amended Credit Agreement each constitute a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)    All representations and warranties of the Borrower set forth herein, and the representations and warranties of the Borrower set forth in Article III of the Amended Credit Agreement, are true and correct in all material respects on and as of the Amendment Effective Date; provided, that solely for the purposes of this Section 4, the date in Section 3.04 of the Amended Credit Agreement shall be deemed to be December 31, 2016; and further provided that (i) to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date and (ii) any representation and warranty that is qualified by “materiality”, “Material Adverse Effect” or similar language is true and correct in all respects as of the Amendment Effective Date or such earlier date, as the case may be.

(c)    On and as of the Amendment Effective Date, at the time of and immediately after giving effect to the transactions contemplated by Section 3 hereof, no Default or Event of Default under the Amended Credit Agreement will have occurred and be continuing.

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SECTION 5. Conditions Precedent to Effectiveness.    This Amendment shall become effective as of the date (the “Amendment Effective Date”) on which each of the following conditions shall have been satisfied:

(a)    The Administrative Agent (or its counsel) shall have received from the Borrower, the Administrative Agent, the Collateral Agent and each Continuing Lender either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy or other electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.

(b)    The Administrative Agent shall have received favorable written opinions (addressed to the Administrative Agent and the Continuing Lenders and dated the Amendment Effective Date) of (i) Covington & Burling LLP, counsel for the Borrower, and (ii) the General Counsel, an Associate General Counsel or Senior Legal Counsel of the Borrower, in each case in form and substance reasonably satisfactory to the Administrative Agent and its counsel, and covering such other matters relating to the Credit Parties, the Credit Documents or the transactions contemplated hereby as the Administrative Agent or the Majority Lenders shall reasonably request.

(c)    The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Credit Party, the authorization by the Credit Parties of the transactions contemplated hereby and any other legal matters relating to the Borrower, the other Credit Parties, the Credit Documents or the transactions contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

(d)    The Administrative Agent shall have received all interest accrued for the accounts of the Continuing Lenders to the Amendment Effective Date under the Pre-Amendment Credit Agreement and all fees and other amounts due and payable in connection with the effectiveness of this Amendment, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

(e)    Each Non-Continuing Lender shall have received payment in full of the principal of and interest accrued on each Loan made by it under the Pre-Amendment Credit Agreement and outstanding on the Amendment Effective Date (including any break funding payments payable by the Borrower under Section 2.12 of the Pre-Amendment Credit Agreement to such Non-Continuing Lender as a result of the transactions contemplated by Section 3 hereof; provided, however, that no such break funding payments shall be payable with respect to the portion of such Loans that does not exceed the amount to be assigned to such Non-Continuing Lender (or to any Affiliate of such Non-Continuing Lender) as set forth in Schedule I to the Master Consent to Assignment, dated the Amendment Effective Date, delivered by the Borrower to JPMorgan Chase Bank, N.A.).

(f)    The Administrative Agent shall have received the results of a search of the Uniform Commercial Code (or equivalent) filings or registrations made with respect to the Credit Parties in the jurisdictions referred to in paragraph 1 of the Perfection Certificate delivered on February 9, 2017 (the “2017 Perfection Certificate”) and copies of the financing statements (or similar documents) disclosed by such search.

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(g)    The Administrative Agent shall have received a certificate signed by a Financial Officer certifying (i) as to the matters referred to in Sections 4(b) and 4(c) hereof and (ii) that the 2017 Perfection Certificate is true and correct in all material respects as of December 31, 2016.

(h)    The Administrative Agent shall have received from the Borrower and each Subsidiary Guarantor (other than the Excluded Subsidiaries and the Consent Subsidiaries) a counterpart of the Reaffirmation Agreement, substantially in the form of Exhibit A hereto (the “2017 Reaffirmation Agreement”), duly executed and delivered on behalf of the Borrower or such Subsidiary as a Guarantor and (in the case of each Subsidiary that is a Grantor under the Guarantee and Collateral Agreement or a Canadian Grantor under any Canadian Security Agreement) a Grantor.

(i)    The Continuing Lenders shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act.

SECTION 6. Consent to Amendments. Each party hereto consents to the amendment or amendment and restatement on or after the Amendment Effective Date as contemplated by the 2017 Reaffirmation Agreement of (a) the Guarantee and Collateral Agreement, (b) the Canadian Second Lien Guarantee and Collateral Agreement dated as of April 8, 2005, as amended and restated as of the date hereof, between Goodyear Canada Inc. and Deutsche Bank Trust Company Americas, as Collateral Agent, and (c) each Foreign Pledge Agreement and other Security Document that local counsel shall have advised should be amended or amended and restated in connection with the Amendment.

SECTION 7. Effect of Amendment.    (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agents under the Pre-Amendment Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Pre-Amendment Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Pre-Amendment Credit Agreement or any other Credit Document in similar or different circumstances.

(b) On and after the Amendment Effective Date, (i) each reference in the Pre-Amendment Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall be deemed to be a reference to the Amended Credit Agreement, and (ii) each reference to the “Credit Agreement”, “Second Lien Credit

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Agreement” and “Second Lien Agreement” in any other Credit Document, shall, unless the context otherwise requires, be deemed to be a reference to the Amended Credit Agreement. This Amendment shall constitute a “Credit Document” for all purposes of the Amended Credit Agreement and the other Credit Documents.

SECTION 8. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

SECTION 9. Counterparts. This Amendment may be executed by the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile or other electronic transmission of the signature pages hereof.

SECTION 10. Headings. The section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

SECTION 11. Tax Matters. For purposes of determining withholding Taxes imposed under FATCA, from and after the Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Loans as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

[The remainder of this page is intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

THE GOODYEAR TIRE & RUBBER COMPANY,

by
/s/ Peter R. Rapin
	Name:	Peter R. Rapin
	Title:	Vice President and Treasurer

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent,

by	/s/ Robert P. Kellas
	Name:	Robert P. Kellas
	Title:	Executive Director

DEUTSCHE BANK TRUST COMPANY AMERICAS, individually and as Collateral Agent,

by	/s/ Mary Kay Coyle
	Name:	Mary Kay Coyle
	Title:	Managing Director

by	/s/ Anca Trifan
	Name:	Anca Trifan
	Title:	Managing Director

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

55 Loan Strategy Fund a series Trust of Multi Manager Global Investment Trust By: BlackRock Financial Management Inc., Its Investment Manager

by	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

A Voce CLO, Ltd. By: Invesco Senior Secured Management, Inc. as Collateral Manager

by	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION: ACAS CLO 2013-2, LTD

By: MP CLO Management LLC, its Manager

by	/s/ Thomas Shandell
	Name:	Thomas Shandell
	Title:	CEO

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION: Ace European Group Limited

By: BlackRock Financial Management, Inc., its Sub-Advisor

by	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

ACE Property & Casualty Insurance Company By: BlackRock Financial Management, Inc., its Investment Advisor

by	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

AGF Floating Rate Income Fund By: Eaton Vance Management as Portfolio Manager

by	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

ALM XVI, LTD. By: Apollo Credit Management (CLO), LLC, as its collateral manager

by	/s/ Joseph Moroney
	Name:	Joseph Moroney
	Title:	Vice President

For any institution requiring a second signature line:

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Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

American General Life Insurance Company By: Invesco Senior Secured Management, Inc. as Investment Manager

by	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

American Home Assurance Company By: Invesco Senior Secured Management, Inc. as Investment Manager

by	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

ANTHEM, INC. (FORMERLY KNOWN AS WELLPOINT, INC.) BY: ARES WLP MANAGEMENT L.P., ITS MANAGER BY: ARES WLP MANAGEMENT GP LLC, ITS GENERAL PARTNER

by	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

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Name:
Title:

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☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Athene Annuity and Life Company

By: Athene Asset Management, L.P., its investment manager Apollo Capital Management, L.P., its sub-advisor

by	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

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☒

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Avery Point III CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

by	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

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Title:

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☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Avery Point V CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

by	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

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Name:
Title:

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☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, as heretofore amended by the First Amendment dated as of June 16, 2015, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

BABSON CLO LTD, 2012-II

By: Barings LLC as Collateral Manager

by	/s/ Michael Best
	Name:	Michael Best
	Title:	Director

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Name:
Title:

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☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, as heretofore amended by the First Amendment dated as of June 16, 2015, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

BABSON CLO LTD, 2014-I

By: Barings LLC as Collateral Manager

by	/s/ Michael Best
	Name:	Michael Best
	Title:	Director

For any institution requiring a second signature line:

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Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX

YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, as heretofore amended by the First Amendment dated as of June 16, 2015, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

BROWN BROTHERS HARRIMAN TRUST COMPANY (CAYMAN) LIMITED acing solely in its capacity as Trustee of BARINGS LOAN FUND, a series trust of the Multi Manager Global Investment Trust

By: Barings LLC as Investment Manager and Attorney-in-fact

by	/s/ Michael Best
	Name:	Michael Best
	Title:	Director

The foregoing is executed on behalf of the Barings Loan Fund, organized under a Supplemental Declaration of Trust dated as of October 19, 2016, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of the Trustee. The total liability of the Trustee shall be limited to the amount of the trust property.

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, as heretofore amended by the First Amendment dated as of June 16, 2015, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

BABSON CLO LTD, 2014-III

By: Barings LLC as Collateral Manager

by	/s/ Michael Best
	Name:	Michael Best
	Title:	Director

For any institution requiring a second signature line:

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Name:
Title:

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☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, as heretofore amended by the First Amendment dated as of June 16, 2015, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Banco de Credito e Inversiones, SA, Miami Branch

by	/s/ Grisel Vega
Name:	Grisel Vega
Title:	General Manager

For any institution requiring a second signature line:

by	/s/ Juan Martinez-Lejarza
Name:	Juan Martinez-Lejarza
Title:	Head of Treasury

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, as heretofore amended by the First Amendment dated as of June 16, 2015, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Banco Popular de Puerto Rico

by	/s/ Hector J. Gonzalez
	Name:	Hector J. Gonzalez
	Title:	Vice President

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Title:

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☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, as heretofore amended by the First Amendment dated as of June 16, 2015, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Bank of the Cascades

by	/s/ Dan Lee
	Name:	Dan Lee
	Title:	Chief Credit Officer

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Title:

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☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION: Betony CLO, Ltd. By: Invesco Senior Secured Management, Inc. as Collateral Manager

by	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

For any institution requiring a second signature line:

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Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION: BlackRock Debt Strategies Fund, Inc. By: BlackRock Financial Management, Inc., its Sub-Advisor

by	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

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Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION: BlackRock Defined Opportunity Credit Trust By: BlackRock Financial Management Inc., its Sub-Advisor

by	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION: BlackRock Floating Rate Income Strategies Fund, Inc. By: BlackRock Financial Management, Inc., its Sub-Advisor

by	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION: BlackRock Floating Rate Income Trust By: BlackRock Advisors, LLC its Investment Advisor

by	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION: Blue Hill CLO, Ltd. By: Invesco Senior Secured Management, Inc. as Collateral Manager

by	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, as heretofore amended by the First Amendment dated as of June 16, 2015, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION: BNPP IP CLO 2014-1, Ltd.

by	/s/ Vanessa Ritter
	Name:	Vanessa Ritter
	Title:	Portfolio Manager

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, as heretofore amended by the First Amendment dated as of June 16, 2015, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION: BNPP IP CLO 2014-II, Ltd.

by	/s/ Vanessa Ritter
	Name:	Vanessa Ritter
	Title:	Portfolio Manager

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION: BOC Pension Investment Fund By: Invesco Senior Secured Management, Inc. as Attorney in Fact

by	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Bridgeport CLO II Ltd.

By: Deerfield Capital Management LLC, its Collateral Manager

by	/s/ Tracey Ewing
	Name:	Tracey Ewing
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, as heretofore amended by the First Amendment dated as of June 16, 2015, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

CALIFORNIA FIRST NATIONAL BANK

by	/s/ Mark D. Cross
	Name:	Mark D. Cross
	Title:	EVP, Chief Credit Officer

For any institution requiring a second signature line:

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Name:
Title:

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☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

CANARAS SUMMIT CLO LTD.

By: Canaras Capital Management, LLC As Sub-Investment Adviser

by	/s/ Andrew Heller
	Name:	Andrew Heller
	Title:	Authorized Signatory

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Name:
Title:

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☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, as heretofore amended by the First Amendment dated as of June 16, 2015, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

CATHAY BANK

by	/s/ Nancy A. Moore
	Name:	Nancy A. Moore
	Title:	Senior Vice President

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Title:

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☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, as heretofore amended by the First Amendment dated as of June 16, 2015, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

CATHEDRAL LAKE CLO 2013, LTD.

by	/s/ Stanton Ray
	Name:	Stanton Ray
	Title:	Portfolio Manager

For any institution requiring a second signature line:

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Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, as heretofore amended by the First Amendment dated as of June 16, 2015, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

CATHEDRAL LAKE II, LTD.

by	/s/ Stanton Ray
	Name:	Stanton Ray
	Title:	Portfolio Manager

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, as heretofore amended by the First Amendment dated as of June 16, 2015, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

CATHEDRAL LAKE III, LTD.

by	/s/ Stanton Ray
	Name:	Stanton Ray
	Title:	Portfolio Manager

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Cent CDO 12 Limited

By: Columbia Management Investment Advisers, LLC As Collateral Manager

by	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Cent CDO 14 Limited

By: Columbia Management Investment Advisers, LLC As Collateral Manager

by	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Cent CDO 15 Limited

By: Columbia Management Investment Advisers, LLC As Collateral Manager

by	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Cent CLO 20 Limited

By: Columbia Management Investment Advisers, LLC As Collateral Manager

by	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Cent CLO 21 Limited By: Columbia Management Investment Advisers, LLC As Collateral Manager

by	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Cent CLO 22 Limited By: Columbia Management Investment Advisers, LLC As Collateral Manager

by	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Cent CLO 23 Limited By: Columbia Management Investment Advisers, LLC As Collateral Manager

by	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Cent CLO 24 Limited By: Columbia Management Investment Advisers, LLC As Collateral Manager

by	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, as heretofore amended by the First Amendment dated as of June 16, 2015, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:
CHANG HWA COMMERCIAL BANK, LA BRANCH

by	/s/ Wan-Chin Chang
	Name:	Wan-Chin Chang (Melody Chang)
	Title:	V.P. & General Manager

For any institution requiring a second signature line:

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Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION: CIFC Funding 2007-II, Ltd. By: CIFC Asset Management LLC, its Collateral Manager

by	/s/ Tracey Ewing
	Name:	Tracey Ewing
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

CIFC Funding 2007-III, Ltd. By: CIFC Asset Management LLC, its Collateral Manager

by	/s/ Tracey Ewing
	Name:	Tracey Ewing
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

CIFC Funding 2012-III, Ltd. By: CIFC Asset Management LLC, its Collateral Manager

by	/s/ Tracey Ewing
	Name:	Tracey Ewing
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, as heretofore amended by the First Amendment dated as of June 16, 2015, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Citibank, N.A.

by	/s/ Brian S. Broyles
	Name:	Brian S. Broyles
	Title:	Attorney-In-Fact

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Columbia Floating Rate Fund, a series of Columbia Funds Series Trust II

by	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

COMMUNITY INSURANCE COMPANY

BY: ARES WLP MANAGEMENT, L.P., ITS INVESTMENT MANAGER

BY: ARES WLP MANAGEMENT GP, LLC, ITS GENERAL PARTNER

by	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

DENALI CAPITAL CLO VII, LTD.

By: DC Funding Partners LLC, portfolio manager (or as applicable collateral manager) for DENALI CAPITAL CLO VII, LTD.

by	/s/ John P. Thacker
	Name:	John P. Thacker
	Title:	Chief Credit Officer

For any institution requiring a second signature line:

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Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE

AMENDMENT EFFECTIVE DATE):

☒

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION: Diversified Credit Portfolio Ltd. By: Invesco Senior Secured Management, Inc. as Investment Adviser

by	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

For any institution requiring a second signature line:

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Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Doral CLO III Ltd.

by	/s/ Gibran Mahmud
	Name:	Gibran Mahmud
	Title:	Chief Investment Officer

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Eaton Vance Bank Loan Fund A Series Trust of Multi Manager Global Investment Trust

By: Eaton Vance Management as Investment Advisor

by	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Eaton Vance Bank Loan Fund Series II A Series Trust of Multi Manager Global Investment Trust

By: Eaton Vance Management as Investment Advisor

by	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Eaton Vance CDO VIII, Ltd.

By: Eaton Vance Management as Investment Advisor

by	/s/ Michael Brotthoff
	Name:	Michael Brotthoff
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):
☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Eaton Vance CDO X PLC

By: Eaton Vance Management as Investment Advisor

by	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Eaton Vance CLO 2013-1 LTD.

By: Eaton Vance Management Portfolio Manager

by	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Eaton Vance CLO 2014-1, Ltd.

By: Eaton Vance Management Portfolio Manager

by	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):
☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Eaton Vance Floating Rate Portfolio

By: Boston Management and Research as Investment Advisor

by	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Eaton Vance Institutional Senior Loan Fund

By: Eaton Vance Management as Investment Advisor

by	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Eaton Vance International (Cayman Islands) Floating-Rate Income Portfolio

By: Eaton Vance Management as Investment Advisor

by	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Eaton Vance Limited Duration Income Fund

By: Eaton Vance Management as Investment Advisor

by	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Eaton Vance Loan Fund Series III A Series Trust of Multi Manager Global Investment Trust

By: Eaton Vance Management as Investment Advisor

by	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Eaton Vance Loan Holding Limited

By: Eaton Vance Management as Investment Manager

by	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Eaton Vance Short Duration Diversified Income Fund

By: Eaton Vance Management as Investment Advisor

by	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Eaton Vance VT Floating-Rate Income Fund

By: Eaton Vance Management as Investment Advisor

by	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, as heretofore amended by the First Amendment dated as of June 16, 2015, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

AXA IM Paris SA, for and on behalf of FCP Sogecap Diversified Loans Funds

by	/s/ Deepah Colombel
	Name:	Deepah Colombel
	Title:	Credit Analyst

For any institution requiring a second signature line:

by	/s/ Cyrille Mace
	Name:	Cyrille Mace
	Title:	Senior Credit Analyst

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Florida Power & Light Company

By: Eaton Vance Management as Investment Advisor

by	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, as heretofore amended by the First Amendment dated as of June 16, 2015, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

FRANKLIN INVESTORS SECURITIES TRUST - FRANKLIN FLOATING RATE DAILY ACCESS FUND

by	/s/ Madeline Lam
	Name:	Madeline Lam
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, as heretofore amended by the First Amendment dated as of June 16, 2015, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

FRANKLIN FLOATING RATE MASTER TRUST- FRANKLIN FLOATING RATE MASTER SERIES

by	/s/ Madeline Lam
	Name:	Madeline Lam
	Title:	Assistant Vice President

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, as heretofore amended by the First Amendment dated as of June 16, 2015, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

FRANKLIN TEMPLETON SERIES II FUNDS FRANKLIN FLOATING RATE II FUND

by	/s/ Madeline Lam
	Name:	Madeline Lam
	Title:	Assistant Vice President

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, as heretofore amended by the First Amendment dated as of June 16, 2015, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Nebraska Investment Council

by	/s/ Hague Van Dillen
	Name:	Hague Van Dillen
	Title:	Authorized Signer

For any institution requiring a second signature line:

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Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, as heretofore amended by the First Amendment dated as of June 16, 2015, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

FRANKLIN CLO VI, LTD

by	/s/ Hague Van Dillen
	Name:	Hague Van Dillen
	Title:	Authorized Signer

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Fraser Sullivan CLO VII Ltd.

By: 3i Debt Management US, LLC as Manager

by	/s/ David Nadeau
	Name:	David Nadeau
	Title:	Portfolio Manager

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, as heretofore amended by the First Amendment dated as of June 16, 2015, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

American Hallmark Ins Co of TX

by	/s/ Chris Kenney
	Name:	Chris Kenney
	Title:	SVP

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, as heretofore amended by the First Amendment dated as of June 16, 2015, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Hallmark Insurance Company

by	/s/ Chris Kenney
	Name:	Chris Kenney
	Title:	SVP

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, as heretofore amended by the First Amendment dated as of June 16, 2015, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Hallmark Specialty Ins Co

by	/s/ Chris Kenney
	Name:	Chris Kenney
	Title:	SVP

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, as heretofore amended by the First Amendment dated as of June 16, 2015, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Hartford Life and Accident Insurance Company

By: Hartford Investment Management Company its Agent and Attorney-in-Fact

by	/s/ Todd J. Jorgensen
	Name:	Todd J. Jorgensen
	Title:	AVP/Leveraged Credit

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, as heretofore amended by the First Amendment dated as of June 16, 2015, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Hartford Life Insurance Company

By: Hartford Investment Management Company its Agent and Attorney-in-Fact, as a Lender

by	/s/ Todd J. Jorgensen
	Name:	Todd J. Jorgensen
	Title:	AVP/Leveraged Credit

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, as heretofore amended by the First Amendment dated as of June 16, 2015, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Hartford Fire Insurance Company

By: Hartford Investment Management Company its Agent and Attorney-in-Fact, as a Lender

by	/s/ Todd J. Jorgensen
	Name:	Todd J. Jorgensen
	Title:	AVP/Leveraged Credit

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, as heretofore amended by the First Amendment dated as of June 16, 2015, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Hartford Accident and Indemnity Company

By: Hartford Investment Management Company its Agent and Attorney-in-Fact, as a Lender

by	/s/ Todd J. Jorgensen
	Name:	Todd J. Jorgensen
	Title:	AVP/Leveraged Credit

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, as heretofore amended by the First Amendment dated as of June 16, 2015, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Hartford Life and Annuity Insurance Company

By: Hartford Investment Management Company its Agent and Attorney-in-Fact, as a Lender

by	/s/ Todd J. Jorgensen
	Name:	Todd J. Jorgensen
	Title:	AVP/Leveraged Credit

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Houston Casualty Company

By: BlackRock Investment Management, LLC, its Investment

by	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, as heretofore amended by the First Amendment dated as of June 16, 2015, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

HRS Investment Holdings LLC

by	/s/ Steve Kaseta
	Name:	Steve Kaseta
	Title:	CIO

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, as heretofore amended by the First Amendment dated as of June 16, 2015, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

IA Clarington Floating Rate Income Fund

by	/s/ Jeffrey Sujitma
	Name:	Jeffrey Sujitma
	Title:	Portfolio Manager

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, as heretofore amended by the First Amendment dated as of June 16, 2015, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

IA Clarington Us Dollar Floating Rate Income Fund

by	/s/ Jeffery Sujitma
	Name:	Jeffrey Sujitma
	Title:	Portfolio Manager

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, as heretofore amended by the First Amendment dated as of June 16, 2015, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

IA Clarington Core Plus Bond Fund

by	/s/ Jeffrey Sujitma
	Name:	Jeffrey Sujitma
	Title:	Portfolio Manager

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, as heretofore amended by the First Amendment dated as of June 16, 2015, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

ICICI Bank Canada

by	/s/ Hemang Thanavala
	Name:	Hemang Thanavala
	Title:	Vice President & CFO
ICICI Bank Canada

For any institution requiring a second signature line:

by	/s/ Lester Fernandes
	Name:	Lester Fernandes
	Title:	Assistant Vice President Corporate & Commercial Banking ICICI Bank Canada

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, as heretofore amended by the First Amendment dated as of June 16, 2015, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

ICICI Bank Limited New York Branch

by	/s/ Akashdeep Sarpal
	Name:	Akashdeep Sarpal
	Title:	Country Head - USA ICICI Bank Limited

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Title:

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☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, as heretofore amended by the First Amendment dated as of June 16, 2015, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

ICICI BANK UK PLC

by	/s/ Vikashh Mehta
	Name:	Vikashh Mehta
	Title:	Joint General Manager

For any institution requiring a second signature line:

by	/s/ Nishant Kumar
	Name:	Nishant Kumar
	Title:	Chief Manager

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION: Invesco Bank Loan Fund A Series Trust of Multi Manager Global Investment Trust By: Invesco Senior Secured Management, Inc. as Investment Manager

by	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION: Invesco Bank Loan Fund Series 2 A Series Trust Of Multi Manager Global Investment Trust By: Invesco Senior Secured Management, Inc. as Investment Manager

by	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION: Invesco BL Fund, Ltd. By: Invesco Management S.A. as Investment Manager

by	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Invesco Dynamic Credit Opportunities Fund

By: Invesco Senior Secured Management, Inc. as Sub-advisor

by	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Invesco Floating Rate Fund

By: Invesco Senior Secured Management, Inc. as Sub-Adviser

by	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Invesco Leveraged Loan Fund 2016 A Series Trust of Global Multi Portfolio Investment Trust

By: Invesco Senior Secured Management, Inc. as Investment Manager

by	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Invesco Loan Fund Series 3 A Series Trust of Multi Manager Global Investment Trust

By: Invesco Senior Secured Management, Inc. as Investment Manager

by	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Invesco Polaris US Bank Loan Fund

By: Invesco Senior Secured Management, Inc. as Investment Manager

by	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Invesco Senior Income Trust

By: Invesco Senior Secured Management, Inc. as Sub-advisor

by	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Invesco Senior Loan Fund

By: Invesco Senior Secured Management, Inc. as Sub-advisor

by	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

INVESCO SSL FUND LLC

By: Invesco Senior Secured Management, Inc. as Collateral Manager

by	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Invesco Zodiac Funds - Invesco US Senior Loan Fund

By: Invesco Senior Secured Management, Inc. as Investment Manager

by	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, as heretofore amended by the First Amendment dated as of June 16, 2015, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

JFIN CLO 2007 LTD

By: Apex Credit Partners LLC as Collateral Manager

by	/s/ Stephen Goetschius
	Name:	Stephen Goetschius
	Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

John Hancock Funds II Short Duration Credit Opportunities Fund

by	/s/ Adam Shaprio
	Name:	Adam Shaprio
	Title:	General Counsel

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

John Hancock Global Short Duration Credit Fund

by	/s/ Jim Roth
	Name:	Jim Roth
	Title:	Manager

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, as heretofore amended by the First Amendment dated as of June 16, 2015, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

JPMORGAN CHASE BANK, N.A.

by	/s/ Michael Willett
	Name:	Michael Willett
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Kaiser Foundation Hospitals

By: Invesco Senior Secured Management, Inc. as Investment Manager

by	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Kaiser Permanente Group Trust

By: Invesco Senior Secured Management, Inc. as Investment Manager

by	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Kapitalforeningen Investin Pro, US Leveraged Loans I

By: Invesco Senior Secured Management, Inc. as Investment Manager

by	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, as heretofore amended by the First Amendment dated as of June 16, 2015, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Land Bank of Taiwan, Los Angeles Branch

by	/s/ Eugene Y.C. Lee
	Name:	Eugene Y.C. Lee
	Title:	Deputy General Manager

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Lexington Insurance Company

By: Invesco Senior Secured Management, Inc. as Investment Manager

by	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Limerock CLO II, Ltd.

By: Invesco Senior Secured Management, Inc. as Collateral Manager

by	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Limerock CLO III, Ltd.

By: Invesco Senior Secured Management, Inc. as Collateral Manager

by	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Linde Pension Plan Trust

By: Invesco Senior Secured Management, Inc. as Investment Manager

by	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Longfellow Place CLO, Ltd.

by	/s/ Scott D’Orsi
	Name:	Scott D’ Orsi
	Title:	Portfolio Manager

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Manulife Floating Rate Income Fund

by	/s/ Jim Roth
	Name:	Jim Roth
	Title:	Manager

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Manulife Floating Rate Senior Loan Fund

by	/s/ Jim Roth
	Name:	Jim Roth
	Title:	Manager

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Manulife Investments Trust - Floating Rate Income Fund

by	/s/ Jim Roth
	Name:	Jim Roth
	Title:	Manager

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Marea CLO, Ltd.

By: Invesco Senior Secured Management, Inc. as Collateral Manager

by	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, as heretofore amended by the First Amendment dated as of June 16, 2015, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

MEDIOBANCA INTERNATIONAL (Luxembourg) S.A.

by	/s/ Stefano Biondi
	Name:	Stefano Biondi
	Title:	Chief Executive Officer

For any institution requiring a second signature line:

by	/s/ Edoardo Reitano
	Name:	Edoardo Reitano
	Title:	Chief Financial Officer

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

MET Investors Series Trust - Met/Eaton Vance Floating Rate Portfolio

By: Eaton Vance Management as Investment Sub-Advisor

by	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

For any institution requiring a second signature line:

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Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

National Union Fire Insurance Company of Pittsburgh, Pa.

By: Invesco Senior Secured Management, Inc. as Investment Manager

by	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Neuberger Berman Senior Floating Rate Income Fund LLC

by	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

New York Life Insurance Company (Guaranteed Products)

By: MacKay Shields LLC, as Investment Adviser and not individually

by	/s/ Dan Roberts
	Name:	Dan Roberts
	Title:	Executive Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

New York Life Insurance Company, GP - Portable Alpha

By: MacKay Shields LLC, as Investment Adviser and not individually

by	/s/ Dan Roberts
	Name:	Dan Roberts
	Title:	Executive Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

NJP Bank Loan Fund 2015 A Series Trust of Multi Manager Global Investment Trust

by	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Nomad CLO, Ltd.

By: Invesco Senior Secured Management, Inc. as Collateral Manager

by	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

North End CLO, Ltd.

By: Invesco Senior Secured Management, Inc. as Investment Manager

by	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

OAKTREE EIF II SERIES B2, LTD.

By: Oaktree Capital Management, L.P. its: Collateral Manager

by	/s/ Peter Deschner
	Name:	Peter Deschner
	Title:	Senior Vice President

For any institution requiring a second signature line:

by	/s/ Armen Panossian
	Name:	Armen Panossian
	Title:	Managing Director

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

OCEAN TRAILS CLO II

By: Five Arrows Managers North America LLC as Investment Manager

by	/s/ Bradley Bryan
	Name:	Bradley Bryan
	Title:	Senior Credit Analyst

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, as heretofore amended by the First Amendment dated as of June 16, 2015, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

OCP Partners, LP

By: Onex Credit Partners, LLC, its investment manager

by	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Portfolio Manager

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, as heretofore amended by the First Amendment dated as of June 16, 2015, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Onex Senior Floating Income Fund, L.P.

By: Onex Credit Partners, LLC, its investment manager

by	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Portfolio Manager

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

OHIO POLICE & FIRE PENSION FUND

By: MacKay Shields LLC, as Investment Adviser and not individually

by	/s/ Dan Roberts
	Name:	Dan Roberts
	Title:	Executive Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

ONTARIO PUBLIC SERVICE EMPLOYEES UNION PENSION PLAN TRUST FUND

By: AELIS X Management, L.P., its investment counsel

By: AELIS X Management GP, LLC, its general partner

by	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

PIMCO Bermuda Trust II: PIMCO Bermuda Bank Loan Fund (M)

By: Pacific Investment Management Company LLC, as its Investment Advisor

by	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

PIMCO Cayman Trust: PIMCO Cayman Bank Loan Fund

By: Pacific Investment Management Company LLC, as its Investment Advisor

by	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

PIMCO Funds: Private Account Portfolio Series PIMCO Senior Floating Rate Portfolio

By: Pacific Investment Management Company LLC, as its Investment Advisor

by	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

PIMCO Loan Interests and Credit Master Fund Ltd

By: Pacific Investment Management Company LLC, as its Investment Advisor

by	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Pioneer Bond Fund

By: Pioneer Investment Management, Inc. as its adviser

by	/s/ Margaret C. Begley
	Name:	Margaret C. Begley
	Title:	Vice President and Associate
General Counsel

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Pioneer Bond VCT Portfolio

By: Pioneer Investment Management, Inc. as its adviser

by	/s/ Margaret C. Begley
	Name:	Margaret C. Begley
	Title:	Vice President and Associate
General Counsel

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Pioneer Diversified High Income Trust

By: Pioneer Investment Management, Inc. as its adviser

by	/s/ Margaret C. Begley
	Name:	Margaret C. Begley
	Title:	Vice President and Associate
General Counsel

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Pioneer Floating Rate Fund

By: Pioneer Investment Management, Inc. as its adviser

by	/s/ Margaret C. Begley
	Name:	Margaret C. Begley
	Title:	Vice President and Associate
General Counsel

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Pioneer Floating Rate Trust

By: Pioneer Investment Management, Inc. as its adviser

by	/s/ Margaret C. Begley
	Name:	Margaret C. Begley
	Title:	Vice President and Associate
General Counsel

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Pioneer Institutional Multi-Sector Fixed Income Portfolio

By: Pioneer Investment Management, Inc. as its adviser

by	/s/ Margaret C. Begley
	Name:	Margaret C. Begley
	Title:	Vice President and Associate General Counsel

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Pioneer Investments Diversified Loans Fund

by	/s/ Margaret C. Begley
	Name:	Margaret C. Begley
	Title:	Vice President and Associate General Counsel

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Pioneer Multi-Asset Ultrashort Income Fund

By: Pioneer Investment Management, Inc. as its adviser

by	/s/ Margaret C. Begley
	Name:	Margaret C. Begley
	Title:	Vice President and Associate General Counsel

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Pioneer Solutions SICAV — Global Floating Rate Income

By: Pioneer Investment Management, Inc. as its adviser

by	/s/ Margaret C. Begley
	Name:	Margaret C. Begley
	Title:	Vice President and Associate General Counsel

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Pioneer Strategic Income Fund

By: Pioneer Investment Management, Inc. as its adviser

by	/s/ Margaret C. Begley
	Name:	Margaret C. Begley
	Title:	Vice President and Associate General Counsel

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, as heretofore amended by the First Amendment dated as of June 16, 2015, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

PREFERRED BANK

by	/s/ Anna Bagdasarian
	Name:	Anna Bagdasarian
	Title:	SVP

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Primus CLO II, Ltd.

By: CypressTree Investment Management, LLC, its Collateral Manger

by	/s/ Tracey Ewing
	Name:	Tracey Ewing
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Principal Life Insurance Company

By: Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

by	/s/ Scott Bennett
	Name:	Scott Bennett
	Title:	Portfolio Manager

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

ProAssurance Casualty Company

by	/s/ Leo Dierckman
	Name:	Leo Dierckman
	Title:	Senior Vice President

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Recette CLO, Ltd.

By: Invesco Senior Secured Management, Inc. as Collateral Manager

by	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Regatta IV Funding Ltd

By: Napier Park Global Capital (US) LP Attorney-in-fact

by	/s/ Melanie Hanlon
	Name:	Melanie Hanlon
	Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Regence Bluecross Blueshield of Oregon

By: Pacific Investment Management Company LLC, as its Investment Advisor

by	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Regence Bluecross Blueshield of Utah

By: Pacific Investment Management Company LLC, as its Investment Advisor

by	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Regence Blueshield

By: Pacific Investment Management Company LLC, as its Investment Advisor

by	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Regence Blueshield of Idaho

By: Pacific Investment Management Company LLC, as its Investment Advisor

by	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Renaissance Floating Rate Income Fund

By: Ares Capital Management II LLC, as Portfolio Sub-Advisor

by	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

RiverSource Life Insurance Company

by	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, as heretofore amended by the First Amendment dated as of June 16, 2015, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Royal Business Bank

by	/s/ Alan Thian
	Name:	Alan Thian
	Title:	CEO

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Saratoga Investment Corp. CLO 2013-1, Ltd.

by	/s/ Pavel Antonov
	Name:	Pavel Antonov
	Title:	Attorney In Fact

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Senior Debt Portfolio

By: Boston Management and Research as Investment Advisor

by	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Sentry Insurance a Mutual Company

By: Invesco Senior Secured Management, Inc. as Sub-Advisor

by	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, as heretofore amended by the First Amendment dated as of June 16, 2015, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

State Bank and Trust Company

by	/s/ Wes Reagan
	Name:	Wes Reagan
	Title:	Senior Vice President

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Stichting Pensioenfonds Medische Specialisten

By: Pioneer Institutional Asset Management, Inc. as its adviser

by	/s/ Margaret C. Begley
	Name:	Margaret C. Begley
	Title:	Vice President and Associate General Counsel

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Stone Harbor Collective Investment Trust - Stone Harbor Bank Loan Collective Fund

by	/s/ Adam Shaprio
	Name:	Adam Shaprio
	Title:	General Counsel

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Stone Harbor Global Funds PLC - Stone Harbor Leveraged Loan Portfolio

by	/s/ Adam Shaprio
	Name:	Adam Shaprio
	Title:	General Counsel

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, as heretofore amended by the First Amendment dated as of June 16, 2015, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Sumitomo Mitsui Trust Bank, Limited, New York Branch

by	/s/ Albert C. Tew II
	Name:	Albert C. Tew II
	Title:	Head of Documentation Americas

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

TCI-Cent CLO 2016-1 Ltd.

By: TCI Capital Management LLC as Collateral Manager

By: Columbia Management Investment Advisers, LLC as Sub-Advisor

by	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

The City of New York Group Trust

By: Invesco Senior Secured Management, Inc. as Investment Manager

by	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, as heretofore amended by the First Amendment dated as of June 16, 2015, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

The Standard Fire Insurance Company

by	/s/ Annette M. Masterson
	Name:	Annette M. Masterson
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

The United States Life Insurance Company In the City of New York

By: Invesco Senior Secured Management, Inc. as Investment Manager

by	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

The Variable Annuity Life Insurance Company

By: Invesco Senior Secured Management, Inc. as Investment Manager

by	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

U.S. Specialty Insurance Company

By: BlackRock Investment Management, LLC, its Investment Manager

by	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Upland CLO, Ltd.

By: Invesco Senior Secured Management, Inc. as Collateral Manager

by	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Venture VII CDO Limited

By: its investment advisor, MJX Asset Management, LLC

by	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Venture VIII CDO, Limited

By: its investment advisor, MJX Asset Management, LLC

by	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Venture X CLO, Limited

By: its investment advisor, MJX Asset Management, LLC

by	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Venture XI CLO, Limited

By: its investment advisor, MJX Asset Management, LLC

by	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Wasatch CLO Ltd

By: Invesco Senior Secured Management, Inc. as Portfolio Manager

by	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, as heretofore amended by the First Amendment dated as of June 16, 2015, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Wells Fargo Bank, N.A.

by	/s/ Neil Arreola
	Name:	Neil Arreola
	Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

The undersigned institution hereby approves and becomes a party to the Second Amendment to the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, as heretofore amended by the First Amendment dated as of June 16, 2015, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

Z CAPITAL CREDIT PARTNERS CLO 2015-1 LTD.

By: Z Capital CLO Management L.L.C., its Portfolio Manager

By: Z Capital Group L.L.C., its Managing Member

By: James J. Zenni Jr., its President and CEO

by	/s/ James J. Zenni, Jr.
	Name:	James J. Zenni, Jr.
	Title:	President & CEO

For any institution requiring a second signature line:

by
Name:
Title:

Check the box below if you consent to the Second Amendment but do not want to retain your Loans after the Amendment Effective Date (BY CHECKING THIS BOX YOU AGREE THAT YOUR LOANS WILL BE PREPAID ON THE AMENDMENT EFFECTIVE DATE):

☐

EXHIBIT A

Form of Reaffirmation Agreement

REAFFIRMATION AGREEMENT dated as of March 7, 2017 (this “Agreement”), among THE GOODYEAR TIRE & RUBBER COMPANY (“Goodyear”), the other Subsidiaries of Goodyear identified as Grantors and Guarantors under the Reaffirmed Documents (as defined below) (collectively with Goodyear, the “Reaffirming Parties”), DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent, and JPMORGAN CHASE BANK, N.A., as Administrative Agent, under the Amended Credit Agreement referred to below.

Goodyear has requested that the Amended and Restated Second Lien Credit Agreement dated as of April 19, 2012, among Goodyear, the Lenders (as defined therein) party thereto, Deutsche Bank Trust Company Americas, as Collateral Agent, and JPMorgan Chase Bank, N.A., as Administrative Agent (as amended by the First Amendment thereto dated as of June 16, 2015, the “Credit Agreement”), be amended by the Second Amendment dated as of the date hereof (the “Amendment Effective Date”), among Goodyear, the Lenders (as defined therein) party thereto, Deutsche Bank Trust Company Americas, as Collateral Agent, and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Amendment”). The Credit Agreement as amended by the Amendment is referred to herein as the “Amended Credit Agreement”. The “Reaffirmed Documents” as used herein shall mean the Security Documents referred to in the Amended Credit Agreement, including, but not limited to, (a) the Second Lien Guarantee and Collateral Agreement dated as of April 8, 2005, as amended and restated as of the date hereof in the form attached hereto as Exhibit A (it being understood and agreed that the schedules and exhibits thereto are not being updated as of the date hereof) (the “Guarantee and Collateral Agreement”), among Goodyear, and Deutsche Bank Trust Company Americas, as Collateral Agent, and the other parties from time to time party thereto, and (b) the Canadian Second Lien Guarantee and Collateral Agreement dated as of April 8, 2005, as amended and restated as of the date hereof (the “Canadian Second Lien Guarantee and Collateral Agreement”), between Goodyear Canada Inc. and Deutsche Bank Trust Company Americas, as Collateral Agent. Capitalized terms used but not defined herein have the meanings given them by the Amended Credit Agreement.

Each of the Reaffirming Parties is party to one or more of the Reaffirmed Documents, and each Reaffirming Party expects to realize, or has realized, substantial direct and indirect benefits as a result of the Amendment becoming effective and the consummation of the transactions contemplated thereby. The execution and delivery of this Agreement is a condition precedent to the effectiveness of the Amendment and the consummation of the transactions contemplated thereby.

In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

SECTION 1. Reaffirmation. (a) Each of the Reaffirming Parties confirms that (i) the security interests granted by it under the Reaffirmed Documents and in existence immediately prior to the Amendment Effective Date shall continue in full force and effect on the terms of the respective Reaffirmed Documents and (ii) on the Amendment Effective Date, the Obligations under the Amended Credit Agreement shall constitute (x) “Obligations” under the Guarantee and Collateral Agreement, (y) “Obligations” under the Canadian Second Lien Guarantee and Collateral Agreement and (z) “secured obligations” (however defined) under the other Reaffirmed Documents (in each case, subject to any limitations set forth in any Reaffirmed Document). Each party hereto confirms that the intention of the parties is that each Reaffirmed Document shall not terminate on the Amendment Effective Date and shall continue in full force and effect (or, in the case of the Guarantee and Collateral Agreement, the Canadian Second Lien Guarantee and Collateral Agreement and the Foreign Pledge Agreements that are being amended or amended and restated in connection with the Amendment, shall continue in full force and effect as so amended or amended and restated).

(b) On and after the Amendment Effective Date, the terms “Credit Agreement”, “Second Lien Credit Agreement” and “Second Lien Agreement”, as used in the Reaffirmed Documents, shall, unless the context otherwise requires, mean the Amended Credit Agreement.

SECTION 2. Existing Guarantee and Collateral Agreement. The Guarantee and Collateral Agreement hereby amends and restates the Second Lien Guarantee and Collateral Agreement, dated as of April 8, 2005, as reaffirmed and amended by the Reaffirmation Agreement, dated as of April 20, 2007, as further reaffirmed and amended by the Reaffirmation Agreement, dated as of April 19, 2012, and as further reaffirmed by the Reaffirmation Agreement, dated as of June 16, 2015 (as so amended, the “Existing Guarantee and Collateral Agreement”). The obligations of the Reaffirming Parties under, and as defined in, the Existing Guarantee and Collateral Agreement and the grant of security interests in the Collateral by the Grantors under the Existing Guarantee and Collateral Agreement in favor of the Collateral Agent, for the benefit of the Secured Parties, shall continue under the Guarantee and Collateral Agreement in favor of the Collateral Agent, for the benefit of the Secured Parties, and shall not in any event be terminated, extinguished or annulled, but shall hereafter be governed by the Guarantee and Collateral Agreement. All references to the Existing Guarantee and Collateral Agreement in any Credit Document or other document or instrument delivered in connection therewith shall be deemed to refer to the Guarantee and Collateral Agreement and the provisions thereof. It is understood and agreed that the Existing Guarantee and Collateral Agreement is being amended and restated by entry into this Agreement on the date hereof. The Grantors hereby acknowledge and confirm each of the financing statements, fixture filings, filings with the United States Patent and Trademark Office or the United States Copyright Office or other instrument similar in effect to the foregoing under applicable law covering all or any part of the Collateral that were previously filed in favor of the Collateral Agent, for the benefit of the Secured Parties under the Existing Guarantee and Collateral Agreement shall continue to be in full force and effect in favor of the Collateral Agent, for the benefit of the Secured Parties.

SECTION 3. Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 4. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 5. Expenses. Goodyear agrees to reimburse the Administrative Agent and the Collateral Agent for all reasonable out-of-pocket expenses incurred by it in connection with this Agreement, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP and other counsel for the Administrative Agent and the Collateral Agent.

SECTION 6. Headings. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 7. No Novation. Neither this Agreement nor the execution, delivery or effectiveness of the Amendment shall extinguish the obligations for the payment of money outstanding under the Amended Credit Agreement or the Credit Agreement or discharge or release the Lien or priority of any Reaffirmed Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Amended Credit Agreement or the Credit Agreement or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith. Nothing implied in this Agreement, the Amendment, the Amended Credit Agreement or in any other document contemplated hereby or thereby shall be construed as a release or other discharge of the Borrower or any Guarantor or any Grantor under any Reaffirmed Document from any of its obligations and liabilities under the Amended Credit Agreement or the Reaffirmed Documents. Each of the Amended Credit Agreement and the Reaffirmed Documents shall remain in full force and effect, until (as applicable) and except to any extent modified hereby or by the Amendment or in connection herewith or therewith.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

THE GOODYEAR TIRE & RUBBER COMPANY,

by
Name:
Title:

THE GOODYEAR TIRE & RUBBER COMPANY

SECOND LIEN REAFFIRMATION AGREEMENT

JPMORGAN CHASE BANK, N.A., as Administrative Agent

by
Name:
Title:

THE GOODYEAR TIRE & RUBBER COMPANY

SECOND LIEN REAFFIRMATION AGREEMENT

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent

by
Name:
Title:

by
Name:
Title:

THE GOODYEAR TIRE & RUBBER COMPANY

SECOND LIEN REAFFIRMATION AGREEMENT

GRANTORS AND GUARANTORS

CELERON CORPORATION,

by
Name:
Title:

DIVESTED COMPANIES HOLDING COMPANY,

by
Name:
Title:

by
Name:
Title:

DIVESTED LITCHFIELD PARK PROPERTIES, INC.,

by
Name:
Title:

by
Name:
Title:

THE GOODYEAR TIRE & RUBBER COMPANY

SECOND LIEN REAFFIRMATION AGREEMENT

GOODYEAR EXPORT INC.,

by
Name:
Title:

GOODYEAR FARMS, INC.,

by
Name:
Title:

GOODYEAR INTERNATIONAL CORPORATION,

by
Name:
Title:

GOODYEAR WESTERN HEMISPHERE CORPORATION,

by
Name:
Title:

T&WA, INC.,

by
Name:
Title:

THE GOODYEAR TIRE & RUBBER COMPANY

SECOND LIEN REAFFIRMATION AGREEMENT

GOODYEAR CANADA INC.,

by
Name:
Title:

by
Name:
Title:

WINGFOOT MOLD LEASING COMPANY,

by
Name:
Title:

THE GOODYEAR TIRE & RUBBER COMPANY

SECOND LIEN REAFFIRMATION AGREEMENT

Exhibit A

Form of Amended and Restated Second Lien Guarantee and Collateral Agreement

[See attached.]

SECOND LIEN GUARANTEE AND COLLATERAL AGREEMENT

dated as of

April 8, 2005

As Amended and Restated as of

March 7, 2017

among

THE GOODYEAR TIRE & RUBBER COMPANY,

as Borrower,

The SUBSIDIARIES OF THE GOODYEAR TIRE & RUBBER COMPANY

Identified as Grantors and Guarantors Herein

and

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Collateral Agent

TABLE OF CONTENTS

		Page
ARTICLE I

Definitions

SECTION 1.01.	Certain Defined Terms	2

ARTICLE II

Guarantees

SECTION 2.01.	Guarantees	9
SECTION 2.02.	Guarantee of Payment	9
SECTION 2.03.	No Limitations	9
SECTION 2.04.	Reinstatement	10
SECTION 2.05.	Agreement To Pay; Subrogation	10

ARTICLE III
Continuation of Liens Securing US Miscellaneous Obligations

ARTICLE IV

Pledge of Securities

SECTION 4.01.	Pledge	11
SECTION 4.02.	Voting Rights; Dividends and Interest	11

ARTICLE V

Security Interests in Personal Property

SECTION 5.01.	Creation of Security Interests	13
SECTION 5.02.	Certain Filings	15
SECTION 5.03.	Representations and Warranties	15
SECTION 5.04.	Covenants	15
SECTION 5.05.	Other Actions	17
SECTION 5.06.	Covenants Regarding Patent, Trademark and Copyright Collateral	17
SECTION 5.07.	Lockbox System	19
SECTION 5.08.	Insurance	20

ARTICLE VI

Other Pledges, Mortgages and Security Interests

SECTION 6.01.	Other Security Documents	21
SECTION 6.02.	Other Security Documents Subject to This Agreement	21

ARTICLE VII

Remedies

SECTION 7.01.	Remedies Upon Default	22
SECTION 7.02.	Exercise of Remedies under Other Security Documents	23
SECTION 7.03.	Application of Proceeds	24
SECTION 7.04.	Grant of License to Use Intellectual Property	25
SECTION 7.05.	Securities Act	25
SECTION 7.06.	Registration	26

ARTICLE VIII

Indemnity, Subrogation and Subordination

SECTION 8.01.	Indemnity and Subrogation	27
SECTION 8.02.	Contribution and Subrogation	27
SECTION 8.03.	Subordination	27

ARTICLE IX

Duties of Collateral Agent

SECTION 9.01.	Actions Under This Agreement	28

ARTICLE X

Concerning the Collateral Agent

SECTION 10.01.	Limitations on Responsibility of Collateral Agent	28
SECTION 10.02.	Reliance by Collateral Agent; Indemnity Against Liabilities, etc	29
SECTION 10.03.	Resignation and Removal of the Collateral Agent	30
SECTION 10.04.	Expenses and Indemnification	31

ii

SCHEDULES:

Schedule I	—	Aircraft
Schedule II	—	Foreign Pledge Agreements
Schedule III	—	Mortgages

EXHIBITS:

Exhibit I	—	Form of Perfection Certificate

iii

SECOND LIEN GUARANTEE AND COLLATERAL AGREEMENT dated as of April 8, 2005, as amended and restated as of March 7, 2017, among THE GOODYEAR TIRE & RUBBER COMPANY (the “Company”), the Subsidiaries of the Company identified herein and DEUTSCHE BANK TRUST COMPANY AMERICAS, as collateral agent (the “Collateral Agent”).

A.    The Lenders (such term and each other capitalized term used and not otherwise defined herein having the meaning assigned to it in Article I) have agreed to extend credit to the Company on the terms and subject to the conditions set forth in the Credit Agreement. The obligations of the Lenders to extend such credit are conditioned upon the execution and delivery of this Agreement by the Company, the Subsidiary Grantors and the Subsidiary Guarantors. The Subsidiary Grantors and Subsidiary Guarantors are subsidiaries of the Company, have derived and will derive substantial benefits from the extension of credit to the Company pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders to continue to extend such credit.

B.    The Obligations have been designated as “Designated Senior Obligations” or otherwise constitute “Senior Obligations” under the Lien Subordination and Intercreditor Agreement, and the Liens securing the Obligations are accordingly senior to the Liens securing the Junior Obligations (as defined in the Lien Subordination and Intercreditor Agreement) on the terms set forth in the Lien Subordination and Intercreditor Agreement.

C.     The Obligations constitute “Second Lien Obligations” under the Lenders Lien Subordination and Intercreditor Agreement, and the Liens securing the Obligations are accordingly junior to the Liens securing the First Lien Obligations (as defined in the Lenders Lien Subordination and Intercreditor Agreement) on the terms set forth in the Lenders Lien Subordination and Intercreditor Agreement.

Accordingly, the parties hereto agree as follows:

REFERENCE IS MADE TO THE LENDERS LIEN SUBORDINATION AND INTERCREDITOR AGREEMENT DATED AS OF APRIL 8, 2005, AMONG JPMORGAN CHASE BANK, N.A., AS COLLATERAL AGENT FOR THE FIRST LIEN SECURED PARTIES REFERRED TO THEREIN; THE COLLATERAL AGENT; THE COMPANY; AND THE SUBSIDIARIES OF THE COMPANY NAMED THEREIN. NOTWITHSTANDING ANY OTHER PROVISION CONTAINED HEREIN, THIS AGREEMENT, THE LIENS CREATED HEREBY AND THE RIGHTS, REMEDIES, DUTIES AND OBLIGATIONS PROVIDED FOR HEREIN ARE SUBJECT IN ALL RESPECTS TO THE PROVISIONS OF THE LENDERS LIEN SUBORDINATION AND INTERCREDITOR AGREEMENT AND, TO THE EXTENT PROVIDED THEREIN, THE FIRST LIEN OBLIGATIONS SECURITY DOCUMENTS (AS DEFINED IN THE LENDERS LIEN SUBORDINATION AND

THE GOODYEAR TIRE & RUBBER COMPANY

SECOND LIEN GUARANTEE AND COLLATERAL AGREEMENT

INTERCREDITOR AGREEMENT). IN THE EVENT OF ANY CONFLICT OR INCONSISTENCY BETWEEN THE PROVISIONS OF THIS AGREEMENT AND THE LENDERS LIEN SUBORDINATION AND INTERCREDITOR AGREEMENT, THE PROVISIONS OF THE LENDERS LIEN SUBORDINATION AND INTERCREDITOR AGREEMENT SHALL CONTROL.

ARTICLE I.

Definitions

Section 1.01    Certain Defined Terms. (a)All terms (whether or not capitalized herein) defined in the New York UCC and not defined in this Agreement have the meanings specified therein; the term “instrument” shall have the meaning specified in Article 9 of the New York UCC.

(b)    All terms defined in the Credit Agreement and not defined in this Agreement, including, without limitation, the terms “Administrative Agent”, “Borrower”, “Commitment”, “Consent Subsidiary”, “Credit Documents”, “Event of Default”, “First Lien Agreement”, “First Lien Guarantee and Collateral Agreement” “Foreign Pledge Agreement”, “Issuing Bank”, “Majority Lenders”, “Material Intellectual Property”, “Mortgaged Property” and “Mortgage” have the meanings specified therein. All references herein to the “date hereof”, or the “date of this Agreement” are references to April 8, 2005. The rules of construction specified in Section 1.04 of the Credit Agreement shall also apply to this Agreement.

As used in this Agreement, the following terms have the meanings specified below:

“Account Control Agreement” means an account control agreement in a form approved by the Collateral Agent, among a Grantor, the Collateral Agent and a Deposit Account Institution.

“Account Debtor” means any Person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

“Additional Subsidiary Agreement” has the meaning assigned to such term in Section 12.14.

“Agreement” means this Second Lien Guarantee and Collateral Agreement.

“Aircraft” means all airships, airplanes, helicopters and other aircraft owned on the date hereof or hereafter acquired by any Grantor, including those listed on Schedule I hereto, as updated from time to time pursuant to Section 5.04(c).

“Aircraft Collateral” means the Aircraft, Aircraft Parts and Aircraft Log Books.

THE GOODYEAR TIRE & RUBBER COMPANY

SECOND LIEN GUARANTEE AND COLLATERAL AGREEMENT

“Aircraft Log Books” means any and all log books, maintenance records, airworthiness certificates, registration documents and other records and documents relating to the Aircraft or Aircraft Parts.

“Aircraft Parts” means all engines and propellers (whether or not affixed to any Aircraft) owned by any Grantor and used or intended for use in connection with the Aircraft, and all avionics equipment, radio equipment, navigation equipment, radar equipment and other equipment, appliances, accessories and accessions used or intended for use in connection with the Aircraft.

“Applicable Percentage” means, with respect to any Lender at any time, a percentage equal to (a) the aggregate outstanding principal amount of the Loans of such Lender at such time divided by (b) the aggregate outstanding principal amount of the Loans of all the Lenders at such time.

“Article 9 Collateral” means any and all of the following assets and properties now owned or at any time hereafter acquired by any Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest: (a) all Accounts and Payment Intangibles (including without limitation, all Credit Card Accounts Receivable); (b) all Chattel Paper; (c) all Deposit Accounts (and all cash, checks and other negotiable instruments, funds and other evidences of payment held therein); (d) all Inventory; (e) all Documents; (f) all General Intangibles; (g) all Instruments; (h) all Equipment (other than fixtures to real property not constituting Mortgaged Properties); (i) all Investment Property (other than (i) Pledged Equity Interests, (ii) the Equity Interests described in clauses (b), (c) and (d) of the definition of Excluded Equity Interests and (iii) Proceeds in respect of Equity Interests described in clauses (i) and (ii)); (j) all Letter-of-Credit rights; (k) all books and records pertaining to any of the foregoing; (l) all Aircraft Collateral; (m) all cash deposited to collateralize Letter of Credit reimbursement obligations pursuant to the Credit Agreement and (n) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing; provided, however, that, notwithstanding any of the foregoing provisions of this definition, the Article 9 Collateral shall not include Consent Assets.

“Bankruptcy Code” means Title 11 of the U.S. Code.

“Canadian Security Agreements” means the Canadian Second Lien Guarantee and Collateral Agreement dated as of the date hereof, as amended and restated as of March 7, 2017, between Goodyear Canada Inc. and the Collateral Agent, and the Quebec Second Lien Hypothec (as defined in the Canadian Second Lien Guarantee and Collateral Agreement).

“Claiming Party” has the meaning assigned to such term in Section 8.02.

“Collateral” means the Pledged Collateral, the Article 9 Collateral and the Mortgaged Properties.

THE GOODYEAR TIRE & RUBBER COMPANY

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“Collateral Proceeds Account” means a Deposit Account maintained at JPMorgan Chase Bank, N.A., as Collateral Agent, for the benefit of the Secured Parties, and any successor account maintained with the Collateral Agent.

“Consent Asset” means any asset or right of a Grantor the creation of a security interest in which would be prohibited by or not be effective under applicable law or would violate or result in a default under any agreement or instrument in effect on the date hereof (or in the case of any future Grantor on the date it becomes a Grantor) between such Grantor and any Person other than (a) the Company, (b) any Wholly Owned Subsidiary or (c) any Subsidiary that is not a Wholly Owned Subsidiary unless the waiver of such default or violation would require the consent of any Person other than the Company or another Subsidiary; provided that no asset or right shall be a Consent Asset to the extent that Section 9-406, 9-407, 9-408 or 9-409 of the Uniform Commercial Code as in effect in the applicable jurisdiction, or any other law of the applicable jurisdiction, shall permit (and excuse any default or violation resulting from) the creation of a security interest in such asset or right notwithstanding the provision of such agreement or instrument prohibiting the creation of a security interest therein or shall render such provision unenforceable.

“Control Notice” has the meaning assigned to such term or any similar term (including, without limitation, “Shifting Control Notice”, “Exclusive Access Notice” and “Activation Notice”) in each Account Control Agreement.

“Contributing Party” has the meaning assigned to such term in Section 8.02.

“Copyright License” means any written agreement, now or hereafter in effect, granting any right to any third party under any copyright now or hereafter owned by any Grantor or that such Grantor otherwise has the right to license, or granting any right to any Grantor under any copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

“Copyrights” means all of the following now owned or hereafter acquired by any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office.

“Credit Agreement” means the Second Lien Credit Agreement dated as of April 19, 2012, among the Company, the Lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent, as heretofore amended or amended and restated and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time.

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“Credit Card Accounts Receivable” means any receivables due to any Grantor from a credit card issuer or a credit card processor in connection with purchases of Inventory from such Grantor by means of any credit card or debit card.

“Credit Parties” means the Company and each Grantor and Guarantor.

“Deposit Account” means a demand, time, savings, passbook or other account maintained by the Company or a Subsidiary with a bank.

“Deposit Account Institution” means each financial institution at which a Deposit Account in the Lockbox System is maintained.

“Equity Interests” means shares of capital stock, partnership interests, membership interests in limited liability companies, beneficial interests in trusts or other equity ownership interests in any Persons, and any warrants, options or other rights entitling the holders thereof to purchase or acquire any such equity interests.

“Excluded Equity Interests” means (a) Equity Interests in any Subsidiary with Total Assets not greater than $10,000,000 as of the end of the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 5.01(a) or (b) of the Credit Agreement, (b) Equity Interests in any Consent Subsidiary, (c) Equity Interests in Goodyear Argentina, Goodyear Canada and Goodyear S.A., a société anonyme organized under the laws of Luxembourg, and (d) Equity Interests in any Foreign Subsidiary with respect to which a Financial Officer has delivered a certificate in accordance with clause (B) of the proviso in Section 5.08(b) of the Credit Agreement.

“Excluded Operating Account” means payroll and other operating accounts of the Company or any other Grantor that are not used to receive (a) payments from any Account Debtor in respect of Accounts or (b) payments in respect of Inventory, and containing only such amounts as are required in the Company’s or such other Grantor’s good faith judgment for near-term operational purposes.

“FAA” means the Federal Aviation Administration or the United States Department of Transportation or both, as the context may require, or any successors thereto.

“Federal Securities Laws” has the meaning assigned to such term in Section 7.05.

“Foreign Subsidiary” means any Subsidiary organized under the laws of a jurisdiction other than the United States or any of its territories or possessions or any political subdivision thereof.

“General Intangibles” means, as to any Grantor, all choses in action and causes of action and all other intangible personal property of every kind and nature (other than Accounts) now owned or hereafter acquired by such Grantor, including to the extent relevant corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Swap Agreements

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and other agreements), Intellectual Property, goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to such Grantor to secure payment by an Account Debtor of any Accounts.

“Grantors” means the Company and the Subsidiary Grantors.

“Guarantors” means the Company and the Subsidiary Guarantors.

“Indemnified Party” has the meaning assigned to such term in Section 10.04.

“Indenture Properties” means each “Restricted Property” (as defined in the Indentures) of the Company and each “Restricted Subsidiary” (as defined in the Indentures).

“Indentures” means (a) the Indenture dated as of March 15, 1996, between the Company and Wells Fargo Bank, N.A. (as successor to JPMorgan Chase Bank), as trustee, as supplemented on March 16, 1998 and (b) the Indenture dated as of March 1, 1999, between the Company and Wells Fargo Bank, N.A. (as successor to JPMorgan Chase Bank), as trustee, as supplemented by the First Supplemental Indenture thereto dated as of March 5, 2010, in each case of clauses (a) and (b), as may be further amended, supplemented or otherwise modified from time to time.

“Intellectual Property” means, as to any Grantor, all intellectual and similar property of every kind and nature now owned or hereafter acquired by such Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

“Intercompany Indebtedness” means any Indebtedness of the Company or any Subsidiary, or any obligations owed by the Company or any Subsidiary under Article VIII, to the Company or any other Subsidiary.

“Intercompany Obligor” means, with respect to any Intercompany Indebtedness, the obligor in respect of such Intercompany Indebtedness.

“JPMCB” means JPMorgan Chase Bank, N.A. and its successors.

“Lenders” means, collectively, the “Lenders” under and as defined in the Credit Agreement.

“Lenders Lien Subordination and Intercreditor Agreement” means the Amended and Restated Lenders Lien Subordination and Intercreditor Agreement among the Collateral Agent, the collateral agent under the First Lien Agreement, the Borrower

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and the Subsidiary Guarantors (each as defined therein), dated as of April 19, 2012, as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein).

“License” means any Patent License, Trademark License, Copyright License or other license or sublicense agreement to which any Grantor is a party.

“Lien Subordination and Intercreditor Agreement” means the Lien Subordination and Intercreditor Agreement dated as of April 19, 2012, as amended, among (a) the Collateral Agent, (b) the collateral agent under the First Lien Agreement, (c) the Designated Senior Obligations Collateral Agents and Designated Junior Obligations Collateral Agents (as such terms are defined therein) from time to time party thereto and (d) the Borrower and the Subsidiaries of the Borrower party thereto or any substitute or successor agreement among such parties containing substantially the same terms (and under which the Obligations shall have been designated by the Borrower as “Senior Obligations”), with any changes approved by the Administrative Agent.

“Local Collection Account” means a Deposit Account of a Grantor not subject to the control of the Collateral Agent pursuant to an Account Control Agreement; provided that such account shall not receive any payments in respect of Accounts or Inventory other than that generated or sold by the Company’s retail or Wingfoot divisions.

“Lockbox System” has the meaning assigned to such term in Section 5.07.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Obligations” means the “Obligations”, as defined in the Credit Agreement.

“Other Security Documents” means the Canadian Security Agreements, the Foreign Pledge Agreements, the Mortgages and each other instrument or document delivered pursuant to Section 5.08 of the Credit Agreement or otherwise to secure any of the Obligations.

“Patent License” means any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a patent, now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a patent, now or hereafter owned by any third party, is in existence, and all rights of any such Grantor under any such agreement.

“Patents” means all of the following now owned or hereafter acquired by any Grantor: (a) all letters patent of the United States or the equivalent thereof in any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or the equivalent thereof in any other country, including registrations, recordings and pending applications in the United States Patent and

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Trademark Office or any similar offices in any other country, including those listed on Schedule II to the Perfection Certificate, as updated from time to time pursuant to Section 5.04(c), and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

“Perfection Certificate” means a certificate substantially in the form of Exhibit I.

“Pledged Collateral” means (a) the Pledged Equity Interests; (b) the Pledged Debt Securities; (c) subject to Section 4.02, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities and other property referred to in the preceding clauses (a) and (b); (d) subject to Section 4.02, all rights and privileges of each Grantor with respect to the securities and other property referred to in clauses (a), (b) and (c) above; and (e) all Proceeds of any of the foregoing.

“Pledged Debt Securities” means all debt securities (as defined in Article 8 of the New York UCC) owned by any Grantor on the date hereof or obtained by it after such date, and any promissory notes or other instruments evidencing any such debt securities.

“Pledged Equity Interests” means all Equity Interests in Subsidiaries (other than Excluded Equity Interests) owned by any Grantor on the date hereof or obtained or owned by it after such date, and the certificates representing all the foregoing Equity Interests, including the Equity Interests listed on Schedule 3A to the Perfection Certificate, as updated from time to time pursuant to Section 5.04(c); provided that the Pledged Equity Interests shall not include more than 65% of the issued and outstanding voting Equity Interests of any Foreign Subsidiary.

“Secured Parties” means the “Secured Parties” under and as defined in the Credit Agreement and each other Person holding any Obligations or to which any Obligations are owed.

“Security Documents” means this Agreement and the Other Security Documents.

“Subsidiary Grantors” means each Subsidiary that is listed under the heading “Grantor” on the signature pages hereto or that becomes a Grantor pursuant to Section 12.14.

“Subsidiary Guarantors” means each Subsidiary that is listed under the heading “Guarantor” on the signature pages hereto or that becomes a Guarantor pursuant to Section 12.14.

“Trademark License” means any written agreement, now or hereafter in effect, granting to any third party any right to use any trademark now or hereafter owned

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by any Grantor or that any such Grantor otherwise has the right to license, or granting to any Grantor any right to use any trademark now or hereafter owned by any third party, and all rights of any such Grantor under any such agreement.

“Trademarks” means all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule II to the Perfection Certificate, as updated from time to time pursuant to Section 5.04(c), (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

ARTICLE II.

Guarantees

Section 2.01    Guarantees. Each Guarantor irrevocably and unconditionally guarantees, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Obligations, jointly with the other Guarantors and severally. Each of the Guarantors further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation. Each of the Guarantors waives presentment to, demand of payment from and protest to the Company or any other Credit Party of any of the Obligations, and also waives notice of acceptance of its guarantee, notice of protest for nonpayment and all similar formalities.

Section 2.02    Guarantee of Payment. Each of the Guarantors further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Collateral Agent or any other Secured Party to any security held for the payment of the Obligations or to any balance of any Deposit Account or credit on the books of the Collateral Agent or any other Secured Party in favor of the Company or any other Person.

Section 2.03    No Limitations. (a)Except for termination of a Guarantor’s obligations hereunder as expressly provided in Section 12.13, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or set-off, counterclaim, recoupment

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or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by (i) the failure of the Collateral Agent or any other Secured Party to assert any claim or demand or to enforce any right or remedy under the provisions of any Credit Document or otherwise; (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Credit Document or any other agreement, including with respect to any other Guarantor under this Agreement; (iii) the release of any security held by the Collateral Agent or any other Secured Party for the Obligations; (iv) any default, failure or delay, wilful or otherwise, in the performance of the Obligations; or (v) any other act or omission that may or might in any manner or to any extent vary the risk of such Guarantor or otherwise operate as a discharge of such Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations). Each Guarantor expressly authorizes the Secured Parties to take and hold security for the payment and performance of the Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Obligations, all without affecting the obligations of such Guarantor hereunder.

(b)    To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of the Company or any other Credit Party or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Company or any other Credit Party, other than the indefeasible payment in full in cash of all the Obligations. The Collateral Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Company or any other Credit Party or exercise any other right or remedy available to them against the Company or any other Credit Party, in each case without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been fully and indefeasibly paid in full in cash. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Company or any other Credit Party, as the case may be, or any security.

Section 2.04    Reinstatement. Each of the Guarantors agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by the Collateral Agent or any other Secured Party upon the bankruptcy or reorganization of the Company, any other Credit Party or otherwise.

Section 2.05    Agreement To Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Collateral Agent or any other

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Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Company or any other Credit Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, such Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Collateral Agent for distribution to the applicable Secured Parties in cash the amount of such unpaid Obligation. Upon payment by any Guarantor of any sums to the Collateral Agent as provided above, all rights of such Guarantor against the Company or any other Credit Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate to the Obligations of the Company or such Credit Party on the terms set forth in Article XI.

Section 2.06    Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the Company’s and each other Credit Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Collateral Agent or the other Secured Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

ARTICLE III.

[Intentionally Omitted]

ARTICLE IV.

Pledge of Securities

Section 4.01    Pledge. As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby grants to the Collateral Agent, its successors and assigns a security interest in all such Grantor’s right, title and interest in, to and under the Pledged Collateral, to have and to hold all such Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, for the benefit of the Secured Parties; subject, however, to the terms, covenants and conditions hereinafter set forth.

Section 4.02    Voting Rights; Dividends and Interest. (a)Unless and until an Event of Default shall have occurred and be continuing and the Collateral Agent shall have notified the Grantors that their rights under this Section are being suspended:

(i)    Each Grantor shall be entitled to exercise any and all voting and/or other rights and powers inuring to an owner of Pledged Collateral or any part thereof for any purpose consistent with the terms of this Agreement and the Credit Agreement, including the right to sell or otherwise transfer such Pledged Collateral in accordance with the terms of the Credit Agreement.

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(ii)    The Collateral Agent shall execute and deliver to each Grantor, or cause to be executed and delivered to such Grantor, all such proxies, powers of attorney, certificates and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or rights and powers it is entitled to exercise pursuant to subparagraph (i) above.

(iii)    Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Collateral to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Credit Documents and applicable laws; provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Equity Interests or Pledged Debt Securities, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Collateral or received in exchange for Pledged Collateral or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral.

(b)    Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have notified the Grantors of the suspension of their rights under paragraph (a)(iii) of this Section, all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section shall cease, and all such rights shall (subject to any applicable provisions of the First Lien Guarantee and Collateral Agreement and the Lenders Lien Subordination and Intercreditor Agreement) thereupon become vested in the Collateral Agent, which shall (subject as aforesaid) have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section shall be held in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Collateral Agent upon demand in the form in which so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 7.03. After all Events of Default have been cured or waived and the Company has delivered to the Collateral Agent a certificate to that effect, the Collateral Agent shall (subject to any applicable provisions of the First Lien Guarantee and Collateral Agreement, the Lenders Lien Subordination and Intercreditor

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Agreement and the Lien Subordination and Intercreditor Agreement) promptly repay to each Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section and that remain in such account.

(c)    Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have notified the Grantors of the suspension of their rights under paragraph (a)(i) of this Section, all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall (subject to any applicable provisions of the First Lien Guarantee and Collateral Agreement and the Lenders Lien Subordination and Intercreditor Agreement) have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed by the Majority Lenders, the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights.

(d)    Any notice given by the Collateral Agent to the Grantors suspending their rights under paragraph (a) of this Section (i) may be given by telephone if promptly confirmed in writing, (ii) may be given to one or more of the Grantors at the same or different times and (iii) may suspend the rights of the Grantors under paragraph (a)(i) or paragraph (a)(iii) in part without suspending all such rights (as specified by the Collateral Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Collateral Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

ARTICLE V.

Security Interests in Personal Property

Section 5.01    Creation of Security Interests. (a) As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in all right, title or interest in or to any and all the Article 9 Collateral now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest.

(b)    [Intentionally omitted].

(c)    Notwithstanding any other provision of this Agreement, for so long as any of the Indentures shall remain in effect and Indebtedness shall be outstanding thereunder, the aggregate amount of the Obligations and the “Obligations” as defined in

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the First Lien Guarantee and Collateral Agreement secured by (i) the security interests granted under this Section and under the corresponding section of the First Lien Guarantee and Collateral Agreement and (ii) the Liens created under the Mortgages and the “Mortgages” as defined in the First Lien Guarantee and Collateral Agreement, in each case to the extent the assets subject to such security interests and Liens constitute Indenture Properties, shall not exceed the maximum amount of the Obligations and such other “Obligations” that can be so secured without violation of the Indentures (it being agreed that the obligations excluded by this paragraph from the benefits of such security interests in and Liens on the Indenture Properties will be determined based on the priority of the security interests and Liens securing the applicable obligations as set forth herein, with the obligations secured by the most junior security interests and Liens being the first excluded). If at any time after the date hereof any amount of the Obligations that may be secured by any security interest or Lien on the Indenture Properties without violation of the Indentures shall increase, in either case by reason of (i) the termination of the Indentures or any provisions therein or the repayment of all Indebtedness outstanding thereunder, (ii) any amendment of or waiver under the Indentures, (iii) any increase in any applicable basket or exception under the Indentures as a result of the financial performance of the Company and the Subsidiaries or otherwise or (iv) any other event or condition, the amount of the outstanding Obligations and “Obligations” as defined in the First Lien Guarantee and Collateral Agreement secured by security interests in and Liens on the Indenture Properties shall be simultaneously and automatically increased to the maximum amount permitted under the Indentures. No amount of Obligations or “Obligations” as defined in the First Lien Guarantee and Collateral Agreement that shall be secured by security interests in and Liens on the Indenture Properties in accordance with the foregoing provisions of this paragraph shall at any time cease to be so guaranteed or secured as a result of (A) any subsequent amendment of or waiver under any Indenture, (B) any subsequent change in the amount of any basket or exception under any Indenture (to the extent the secured amount of the Obligations and such other “Obligations” is not required to be reduced under the terms of the Indentures) or (C) any other event or condition (to the extent the secured amount of the Obligations and such other “Obligations” is not required to be reduced under the terms of the Indentures); provided, that if the outstanding amount of the Obligations and the “Obligations” as defined in the First Lien Guarantee and Collateral Agreement shall be reduced below the amount permitted to be secured by security interests in and Liens on the Indenture Properties and shall later be increased, the newly incurred Obligations and “Obligations” as defined in the First Lien Guarantee and Collateral Agreement will be secured by security interests in and Liens on the Indenture Properties only to the extent permitted under the Indentures and the foregoing provisions of this Section at the time of such increase or thereafter (with the “Obligations” as defined in the First Lien Guarantee and Collateral Agreement being secured to the fullest extent permitted under the Indentures and the Obligations being secured only to the extent permitted under the Indentures after giving effect to the security interests and Liens securing such “Obligations” as defined in the First Lien Guarantee and Collateral Agreement). Nothing in the preceding two sentences shall result in the aggregate amount of the Obligations secured by the Indenture Properties exceeding the maximum amount of the Obligations that can be so secured without violation of the Indentures.

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(d)    The security interests granted under this Section are granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Article 9 Collateral.

Section 5.02    Certain Filings. (a)Each Grantor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings) with respect to the Article 9 Collateral of such Grantor or any part thereof and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including (i) whether such Grantor is an organization, the jurisdiction in which it is organized, the type of organization and any organizational identification number issued to such Grantor and (ii) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Article 9 Collateral relates. Each Grantor agrees to provide such information to the Collateral Agent promptly upon request. Each Grantor also ratifies its authorization for the Collateral Agent to file in any relevant jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

(b)    The Collateral Agent is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting any security interest granted by any Grantor in any Material Intellectual Property, without the signature of such Grantor, and naming such Grantor or the Grantors as debtors and the Collateral Agent as secured party.

(c)    The Collateral Agent is further authorized to file with the Federal Aviation Administration (or any successor office or any similar office in any other country) such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting any security interest granted by any Grantor in any Aircraft and naming such Grantor or the Grantors as debtors and the Collateral Agent as secured party.

Section 5.03    Representations and Warranties. The Grantors jointly and severally represent and warrant to the Collateral Agent and the Secured Parties that each Grantor has good and valid rights (including ownership rights) in the material Article 9 Collateral with respect to which it has purported to grant a security interest hereunder.

Section 5.04    Covenants. (a)Each Grantor agrees promptly (and in any event within 30 days) to notify the Collateral Agent in writing of any change (i) in its corporate name, (ii) in the location of its chief executive office, (iii) in its identity or type of organization or corporate structure and (iv) in its Federal Taxpayer Identification Number or organizational identification number. Each Grantor agrees to furnish the Collateral Agent at least 10 Business Day (or such shorter period as the Collateral Agent may agree) prior written notice of any change in its jurisdiction of organization. Each Grantor agrees promptly to provide the Collateral Agent with certified organizational documents reflecting any of the changes described in the first sentence of this paragraph.

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(b)    Each Grantor agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the Article 9 Collateral owned by it as shall be consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of the Article 9 Collateral, and, at such time or times as the Collateral Agent may reasonably request, promptly to prepare and deliver to the Collateral Agent schedules in form and detail reasonably satisfactory to the Collateral Agent showing the identity, amount and location of any specified Article 9 Collateral.

(c)    Each year, at the time of delivery of annual financial statements of the Company with respect to the preceding fiscal year pursuant to the Credit Agreement, the Company shall deliver to the Collateral Agent a certificate executed on behalf of the Company by a Financial Officer and a legal officer of the Company setting forth the information required pursuant to the Perfection Certificate (including the Schedules thereto) or confirming that there has been no change in such information since the date of such certificate or the date of the most recent certificate delivered pursuant to this paragraph, and setting forth for any Aircraft owned by any Grantor and not already listed on Schedule I hereto information sufficient to permit the Collateral Agent to file notices of its security interests in such Aircraft with the Federal Aviation Administration, including the model number, the tail number, the name, the serial number and the location of such Aircraft (and Schedule I shall be automatically updated to list any Aircraft identified in any such certificate).

(d)    The Collateral Agent and such Persons as the Collateral Agent may reasonably designate shall have the right, at the Grantors’ own cost and expense, to inspect the Article 9 Collateral and the premises upon which any of the Article 9 Collateral is located and to verify under reasonable procedures, in accordance with the provisions of the Credit Agreement, the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Article 9 Collateral, including, only after the occurrence and during the continuance of an Event of Default, in the case of Accounts or Article 9 Collateral in the possession of any third person, by contacting Account Debtors or the third person possessing such Article 9 Collateral for the purpose of making such a verification. The Collateral Agent shall have the absolute right to share any information it gains from such inspection or verification with any Secured Party.

(e)    At its option, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and not permitted pursuant to the Credit Agreement, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by the Credit Agreement or this Agreement, and each Grantor jointly and severally agrees to reimburse the Collateral Agent on demand for any payment made or any expense incurred by the Collateral Agent

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pursuant to the foregoing authorization; provided that nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Credit Documents.

(f)    The Grantors, at their own expense, shall maintain, or cause to be maintained, insurance covering physical loss or damage to the Inventory and Equipment included in the Article 9 Collateral in accordance with the requirements set forth in the Credit Agreement. Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor’s true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of the Grantors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premiums and take any other actions with respect thereto as the Collateral Agent deems advisable. All sums disbursed by the Collateral Agent in connection with this paragraph, including reasonable attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Collateral Agent and shall be additional Obligations secured hereby.

(g)    Each Grantor shall maintain, in form and manner reasonably satisfactory to the Collateral Agent, records of its Chattel Paper and its books, records and documents evidencing or pertaining thereto.

Section 5.05    Other Actions. In order to further ensure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the security interests created hereby, each Grantor agrees, in each case at such Grantor’s own expense, to take the following actions with respect to the following Article 9 Collateral: if any Grantor shall at any time hold or acquire any Instrument representing Indebtedness in excess of $3,000,000, such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time reasonably request.

Section 5.06    Covenants Regarding Patent, Trademark and Copyright Collateral. (a)Each Grantor agrees that it will not do or omit to do any act (and will exercise commercially reasonable efforts to prevent its licensees from doing or omitting to do any act) whereby any Patent constituting Material Intellectual Property may become invalidated or dedicated to the public, and agrees that it shall continue to mark any products covered by such Patent with the relevant patent number consistent with good business judgment to establish and preserve its rights under applicable patent laws.

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(b)    Each Grantor (either itself or through its licensees or its sublicensees) will, for each Trademark constituting Material Intellectual Property, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of Federal or foreign registration consistent with good business judgment to establish and preserve its rights under applicable law and (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights.

(c)    Each Grantor (either itself or through its licensees or sublicensees) will, for each work covered by a Copyright constituting Material Intellectual Property, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice consistent with good business judgment to establish and preserve its rights under applicable copyright laws.

(d)    Each Grantor shall notify the Collateral Agent promptly if it knows or has reason to know that any Patent, Trademark or Copyright constituting Material Intellectual Property may become abandoned, lost or dedicated to the public, or of any materially adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country) regarding such Grantor’s ownership of any Patent, Trademark or Copyright, its right to register the same, or its right to keep and maintain the same; provided that such notification need not be given if such impairment of such Intellectual Property is not material viewed against the Material Intellectual Property as a whole.

(e)    Each Grantor will take all steps consistent with good business judgment that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each application relating to the Patents, Trademarks and/or Copyrights constituting Material Intellectual Property (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights constituting Material Intellectual Property, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancelation proceedings against third parties.

(f)    Upon and during the continuance of an Event of Default, each Grantor shall endeavor in good faith to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License to effect the assignment of all such Grantor’s right, title and interest thereunder to the Collateral Agent or its designee.

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Section 5.07    Lockbox System. (a) The Grantors agree, at all times when the First Lien Agreement shall remain in effect, to comply, for the benefit of the Secured Parties, with the requirements of Section 5.07 of the First Lien Guarantee and Collateral Agreement, and compliance with such requirements shall, at all times when the First Lien Agreement shall remain in effect, be deemed to satisfy the requirements of paragraph (b) below, notwithstanding anything in such paragraph (b) to the contrary.

(b)    The Grantors shall maintain, subject to the control of the Collateral Agent pursuant to the Account Control Agreements, a system of lockboxes and related Deposit Accounts (the “Lockbox System”). Each Grantor agrees that it shall have no Deposit Accounts other than (A) Deposit Accounts in the Lockbox System, (B) Excluded Operating Accounts and (C) Local Collection Accounts. Each Grantor further agrees (i) to cause at all times to be in effect with respect to each Deposit Account Institution at which any Deposit Account (other than an Excluded Operating Account or a Local Collection Account) is maintained an Account Control Agreement with respect to each such Deposit Account, (ii) to notify and direct promptly each Account Debtor and every other Person obligated to make payments on Accounts or in respect of any Inventory to make all such payments directly to one or more Deposit Accounts in the Lockbox System (or, in the case of Accounts or Inventory of the Company’s retail or Wingfoot divisions, Local Collection Accounts) or related lockboxes, (iii) to use all reasonable efforts to cause each such Account Debtor and other Person to make all payments with respect to Accounts and Inventory directly to one or more Deposit Accounts in the Lockbox System (or, in the case of Accounts or Inventory of the Company’s retail or Wingfoot divisions, Local Collection Accounts) or related lockboxes, (iv) promptly to deposit all payments received by it on account of Accounts and Inventory, whether in the form of cash, checks, notes, drafts, bills of exchange, money orders or otherwise, in one or more Deposit Accounts in the Lockbox System (or, in the case of Accounts or Inventory of the Company’s retail or Wingfoot divisions, Local Collection Accounts) or related lockboxes in the form in which received (but with any endorsements of such Grantor necessary for deposit or collection), (v) to maintain at all times a Collateral Proceeds Account in the United States, a U.S. dollar Collateral Proceeds Account in Canada and a Canadian dollar Collateral Proceeds Account in Canada, in each case on terms reasonably satisfactory to the Collateral Agent, (vi) to cause all funds on deposit in Local Collection Accounts to be remitted periodically, but in no event less frequently than weekly, to a Deposit Account in the Lockbox System which is subject to an Account Control Agreement, and (vii) to maintain in effect agreements with the applicable Deposit Account Institutions under which amounts on deposit in each Deposit Account (other than Excluded Operating Accounts and Local Collection Accounts) located in the United States and in Canada will not less often than weekly be paid to the Collateral Agent for deposit in same day funds in the Collateral Proceeds Account located in the United States or in the Collateral Proceeds Account in Canada; provided, that so long as no Event of Default has occurred and is continuing, the Grantors shall be permitted to retain in the Deposit Accounts (including Local Collection Accounts, but excluding (I) Excluded Operating Accounts and (II) each Collateral Proceeds Account) which are subject to clauses (vi) and (vii) above, an amount, in the aggregate for all such Deposit Accounts, not to exceed $10,000,000, which amount is to be calculated following the sweep of any such Deposit Account on each date for which

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the standing instructions to sweep such Deposit Account are applicable. So long as no Event of Default has occurred and is continuing, the Collateral Agent shall promptly (and no less frequently than each Business Day) remit any funds on deposit in each Collateral Proceeds Account to one or more accounts of the Company that have been designated by the Company. Effective upon notice to the Company after the occurrence and during the continuance of an Event of Default, each Collateral Proceeds Account and each Deposit Account (other than Excluded Operating Accounts and Local Collection Accounts) will, without further action on the part of any Grantor or the Collateral Agent, convert into a closed lockbox account under the sole dominion and control of the Collateral Agent in which all funds are held subject to the rights of the Collateral Agent hereunder. Without the prior written consent of the Collateral Agent, no Grantor shall, in a manner adverse to the Secured Parties, change the general instructions given to Account Debtors in respect of payments to be deposited in the Lockbox System. Each Grantor irrevocably authorizes the Collateral Agent, upon the occurrence of an Event of Default, to deliver a Control Notice under each Account Control Agreement. The Collateral Agent agrees with each Grantor that the Collateral Agent shall not give any instructions pursuant to any Account Control Agreement terminating such Account Control Agreement or the right of such Grantor to make withdrawals from any Deposit Account in the Lockbox System unless an Event of Default shall have occurred and be continuing or, after giving effect to any withdrawal, would occur.

Section 5.08    Insurance. Each Grantor shall cause the Collateral Agent to be named as loss payee on all property insurance maintained in respect of property subject to the Mortgages.

Section 5.09    Securities Accounts. If any securities, whether certificated or uncertificated, or other investment property now or hereafter acquired by any Grantor are held by such Grantor or its nominee in an account with a securities intermediary, such Grantor shall promptly notify the Collateral Agent thereof and, at the Collateral Agent’s request and option, pursuant to an agreement in form and substance reasonably satisfactory to the Administrative Agent, cause such securities intermediary to agree to comply with entitlement orders or other instructions from the Collateral Agent to such securities intermediary as to such security entitlements without further consent of any Grantor, such nominee, or any other Person (each such agreement, a “Securities Account Control Agreement”). The Collateral Agent agrees with each of the Grantors that the Collateral Agent shall not give any such entitlement orders or instructions or directions to any such issuer or securities intermediary unless an Event of Default has occurred and is continuing.

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ARTICLE VI.

Other Pledges, Mortgages and Security Interests

Section 6.01    Other Security Documents. In addition to the security interests created under Articles IV and V, the parties acknowledge that:

(a)    The applicable Grantors and the Collateral Agent are parties to the Foreign Pledge Agreements listed in Schedule II under which such Grantors have pledged (and the applicable Grantors may in the future enter into additional Foreign Pledge Agreements under which such Grantors may pledge) Equity Interests in Foreign Subsidiaries owned by them on a senior basis to secure the Obligations.

(b)    The Grantors and the Collateral Agent are parties to the Mortgages as listed in Schedule III, under which they have mortgaged the real properties and interests in the Mortgaged Properties to secure the Obligations.

(c)    Certain Grantors that are organized under the laws of Canada or one or more provinces thereof are entering into the Canadian Security Agreements, under which they are creating security interests in certain Collateral owned by them to secure the Obligations.

Section 6.02    Other Security Documents Subject to This Agreement. (a) The parties hereto and to the Other Security Documents agree that they will observe and be bound by, and that the Other Security Documents will in all respects be subject to, the following provisions: (i) to the extent applicable, the provisions of Section 5.01(c) (limiting the amount of the obligations secured by the Indenture Properties owned by the Company); (ii) the provisions of Sections 7.02 and 7.03 (governing the exercise of remedies under the Other Security Documents and the distribution of the proceeds realized from the exercise of remedies under the Security Documents); (iii) the provisions of Articles IX and X (relating to the duties and responsibilities of the Collateral Agent); and (iv) the provisions of Section 12.13 (providing for releases of Guarantees of and Collateral securing the Obligations).

(b)    Each of the Mortgages (other than any Mortgage that sets forth in full the provisions referred to in clauses (i) through (iv) of paragraph (a) above) contains or, with respect to any future mortgage, shall contain a provision substantially to the effect set forth below (in the language of such Mortgage) and satisfactory to the Collateral Agent and its counsel:

“THIS AGREEMENT AND THE PLEDGES, SECURITY INTERESTS AND OTHER LIENS AND CHARGES CREATED HEREBY ARE SUBJECT IN ALL RESPECTS TO THE PROVISIONS OF THE SECOND LIEN GUARANTEE AND COLLATERAL AGREEMENT DATED AS OF APRIL 8, 2005, AS AMENDED, AMONG THE GOODYEAR TIRE & RUBBER COMPANY, CERTAIN OF ITS SUBSIDIARIES AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS COLLATERAL AGENT, AND ANY PROVISION OF THIS AGREEMENT THAT IS INCONSISTENT WITH THE PROVISIONS OF SUCH SECOND LIEN GUARANTEE AND COLLATERAL AGREEMENT SHALL BE DEEMED FOR ALL PURPOSES TO HAVE BEEN AMENDED TO CONFORM IN ALL RESPECTS TO SUCH PROVISIONS.”

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ARTICLE VII.

Remedies

Section 7.01    Remedies Upon Default. Upon the occurrence and during the continuance of an Event of Default under and as defined in the Credit Agreement, to the extent permitted by law, and subject to the provisions of the Lender Lien Subordination and Intercreditor Agreement, (a) the Collateral Agent may demand that each Grantor deliver each item of Collateral owned or held by it to the Collateral Agent, and each Grantor agrees so to deliver all such Collateral, and (b) the Collateral Agent shall have the right to take any of or all the following actions at the same or different times with respect to any Collateral: (i) with respect to any Collateral consisting of Intellectual Property, on demand, to cause its security interest in such Collateral to become an assignment, transfer and conveyance of any of or all such Collateral by the applicable Grantors to the Collateral Agent, or to grant any license or sublicense, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, with respect to any such Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained), and (ii) with or without legal process and with or without prior notice or demand for performance, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law and to the provisions of the Lender Lien Subordination and Intercreditor Agreement, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale of securities (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any sale of Collateral shall (to the extent permitted by law) hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

In the case of any Collateral that constitutes Article 9 Collateral, the Collateral Agent shall give the applicable Grantors 10 days’ prior written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Collateral Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities

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exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Agreement, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor (to the extent permitted by law). For purposes hereof, a written agreement to purchase any Collateral or portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

Section 7.02    Exercise of Remedies under Other Security Documents. The Collateral Agent shall also have, subject to the provisions of the Lender Lien Subordination and Intercreditor Agreement, the right to exercise remedies provided for in each Other Security Document upon the occurrence and during the continuance of an Event of Default.

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Section 7.03    Application of Proceeds. (a)Unless otherwise required by applicable law, the Collateral Agent shall, subject to the provisions of the Lender Lien Subordination and Intercreditor Agreement, apply the proceeds of the collection or sale of any Collateral, including any Collateral consisting of cash, as follows:

FIRST, to the payment of all costs and expenses incurred by the Collateral Agent in connection with such collection or sale or otherwise in connection with this Agreement or any other Credit Document, or otherwise in connection with any of the Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent hereunder or under any other Credit Document on behalf of any Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Credit Document at the direction or for the benefit of holders of the Obligations;

SECOND, to the payment of all such Obligations as shall be owed to the Administrative Agent (in such capacity) and all such Obligations for fees, indemnification or the reimbursement of expenses as shall be owed to any Issuing Bank;

THIRD, to the payment in full of the other Obligations secured by such Collateral, ratably in accordance with the amounts of such Obligations on the date of such application;

FOURTH, to the Junior Collateral Agents (as such term is defined in the Lien Subordination and Intercreditor Agreement) for application as provided in the Lien Subordination and Intercreditor Agreement; and

FIFTH, if there shall be no outstanding “Junior Obligations”, as defined in the Lien Subordination and Intercreditor Agreement, or if the Collateral Agent shall be advised by each Junior Collateral Agent (as such term is defined in the Lien Subordination and Intercreditor Agreement) that there are no persons entitled under the documents governing “Junior Obligations”, as defined in the Lien Subordination and Intercreditor Agreement, to receive such proceeds or cash, to the applicable Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof. Notwithstanding the provisions of clause THIRD above, any Article 9 Collateral consisting of cash deposited to collateralize Letter of Credit reimbursement obligations pursuant to the Credit Agreement will be applied first against such reimbursement obligations.

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Section 7.04    Grant of License to Use Intellectual Property. (a)Each Grantor hereby grants to the Collateral Agent, to the extent necessary to enable the Collateral Agent to exercise rights and remedies under this Agreement and the Other Security Documents at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sublicense any Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof, to the extent and only to the extent such license would not violate or result in a default under any license or other agreement, whether express or implied, between the Grantor and any Person other than a Wholly Owned Subsidiary. The rights of the Collateral Agent under such license may be exercised, at the option of the Collateral Agent, solely upon the occurrence and during the continuation of an Event of Default; provided that any license, sublicense or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of any Event of Default.

(b)    Notwithstanding any other provision contained in this Agreement, any security interest granted hereunder in any Collateral consisting of Intellectual Property to secure the Obligations shall be subject to the license granted under the First Lien Guarantee and Collateral Agreement, as such license may be exercised for the benefit of the holders of any Obligations (as defined in the First Lien Collateral Agreement), and any sale or transfer of Collateral consisting of Intellectual Property upon any exercise of remedies under this Agreement shall be made expressly subject to such license.

Section 7.05    Securities Act. In view of the position of the Grantors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Collateral permitted hereunder. Each Grantor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each Grantor recognizes that in light of such restrictions and limitations the Collateral Agent may, with respect to any sale of the Pledged Collateral, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment, and not with a view to the

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distribution or resale thereof. Each Grantor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. Each Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

Section 7.06    Registration. Each Grantor agrees that, upon the occurrence and during the continuance of an Event of Default, if for any reason the Collateral Agent desires to sell any of the Pledged Collateral at a public sale, it will, at any time and from time to time, upon the written request of the Collateral Agent, use its best efforts to take or to cause the issuer of such Pledged Collateral to take such action and prepare, distribute and/or file such documents, as are required or advisable in the reasonable opinion of counsel for the Collateral Agent to permit the public sale of such Pledged Collateral under applicable law. Each Grantor further agrees to indemnify, defend and hold harmless the Collateral Agent, each other Secured Party, any underwriter and their respective officers, directors, affiliates and controlling persons from and against all loss, liability, expenses, costs of counsel (including, without limitation, reasonable fees and expenses of the Collateral Agent’s legal counsel), and claims (including the costs of investigation) that they may incur insofar as such loss, liability, expense or claim arises out of or is based upon any alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular relating to the offering for sale of any Pledged Collateral, or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements in any thereof not misleading, except insofar as the same may have been caused by any untrue statement or omission based upon information furnished in writing to such Grantor or the issuer of such Pledged Collateral by the Collateral Agent or any other Secured Party expressly for use therein. Each Grantor further agrees, upon such written request referred to above, to use its best efforts to qualify, file or register, or cause the issuer of such Pledged Collateral to qualify, file or register, any of the Pledged Collateral under the Blue Sky or other securities laws of such jurisdictions as may be requested by the Collateral Agent and keep effective, or cause to be kept effective, all such qualifications, filings or registrations. Each Grantor will bear all costs and expenses of carrying out its obligations under this Section. Each Grantor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section may be specifically enforced.

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ARTICLE VIII.

Indemnity, Subrogation and Subordination

Section 8.01    Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Grantors and Guarantors may have under applicable law (but subject to Section 8.03), the Company agrees that (a) in the event a payment shall be made by any Guarantor under this Agreement in respect of an Obligation of the Company or of any Subsidiary other than such Guarantor or one of its Subsidiaries, the Company shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Grantor shall be sold pursuant to this Agreement or any Other Security Document to satisfy in whole or in part an Obligation of the Company or of any Subsidiary other than such Grantor or one of its Subsidiaries, the Company shall indemnify such Grantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

Section 8.02    Contribution and Subrogation. Each Guarantor and Grantor, other than the Company, that has guaranteed, or granted Liens to secure, the Obligations (a “Contributing Party”) agrees (subject to Section 8.03) that, in the event (a) a payment shall be made by any other Guarantor (other than the Company) hereunder in respect of any Obligations or (b) assets of any other Grantor (other than the Company) shall be sold pursuant to any Security Document to satisfy any Obligations, and such other Guarantor or Grantor (the “Claiming Party”) shall not have been fully indemnified by the Company as provided in Section 8.01, the Contributing Party shall indemnify the Claiming Party in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Party and the denominator shall be the aggregate net worth of all the Guarantors and Grantors, other than the Company. For the purposes of the previous sentence, the net worth of each Guarantor and Grantor shall be determined on the date hereof (or, in the case of any Guarantor or Grantor becoming a Guarantor or Grantor after the date hereof, the date on which such Guarantor or Grantor shall have become a Guarantor or Grantor). Any Contributing Party making any payment to a Claiming Party pursuant to this Section shall be subrogated to the rights of such Claiming Party under Section 8.01 to the extent of such payment.

Section 8.03    Subordination. (a)Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors and Grantors under Sections 8.01 and 8.02 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of

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the Obligations, and no Guarantor or Grantor shall seek to enforce any of such rights until the Obligations have been paid in full. No failure on the part of the Company or any other Guarantor or Grantor to make the payments required by Sections 8.01 and 8.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor or Grantor with respect to its obligations hereunder, and each Guarantor and Grantor shall remain liable for the full amount of the obligations of such Guarantor or Grantor hereunder.

ARTICLE IX.

Duties of Collateral Agent

Section 9.01    Actions Under This Agreement. (a)The Collateral Agent shall not be obligated to take any action under this Agreement or any Other Security Document except for the performance of such duties as are specifically set forth herein and therein. Subject to the provisions of Article X of this Agreement and to the succeeding provisions of this Section, the Collateral Agent shall take such actions, and only such actions, under this Agreement and the Other Security Documents with respect to any Collateral as are requested by the Administrative Agent, on behalf of the Majority Lenders, under the Credit Agreement and as are not inconsistent with or contrary to the provisions of this Agreement, any Other Security Document, the Lender Lien Subordination and Intercreditor Agreement or the Credit Agreement, as well as ministerial and/or administrative actions required or permitted by this Agreement and the Other Security Documents.

(b)    THE COLLATERAL AGENT HAS CONSENTED TO SERVE AS COLLATERAL AGENT HEREUNDER ON THE EXPRESS UNDERSTANDING, AND THE HOLDERS OF THE OBLIGATIONS, BY ACCEPTING THE BENEFITS OF THIS AGREEMENT, SHALL BE DEEMED TO HAVE AGREED, THAT THE COLLATERAL AGENT SHALL HAVE NO DUTY AND SHALL OWE NO OBLIGATION OR RESPONSIBILITY (FIDUCIARY OR OTHERWISE) TO THE HOLDERS OF ANY OBLIGATIONS, OTHER THAN THE DUTY TO PERFORM ITS EXPRESS OBLIGATIONS UNDER THIS AGREEMENT IN ACCORDANCE WITH THEIR TERMS, SUBJECT IN ALL EVENTS TO THE PROVISIONS OF ARTICLE X AND THE OTHER PROVISIONS OF THIS AGREEMENT LIMITING THE RESPONSIBILITY OR LIABILITY OF THE COLLATERAL AGENT HEREUNDER.

ARTICLE X.

Concerning the Collateral Agent

Section 10.01    Limitations on Responsibility of Collateral Agent. The Collateral Agent shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties contained herein or in any Other

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Security Document. The Collateral Agent makes no representation as to the value or condition of the Collateral or any part thereof, as to the title of any Grantor to the Collateral, as to the security afforded by this Agreement or any Other Security Document or as to the validity, execution, enforceability, legality or sufficiency of this Agreement or any Other Security Document, and the Collateral Agent shall incur no liability or responsibility in respect of any such matters. The Collateral Agent shall not be responsible for insuring the Collateral, for the payment of taxes, charges, assessments or Liens upon the Collateral or otherwise for the maintenance of the Collateral, except as provided in the immediately following sentence when the Collateral Agent has possession or control of the Collateral. Except as otherwise provided herein, the Collateral Agent shall have no duty to the Grantors or to the holders of the Secured Obligations as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Collateral Agent or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, except the duty to accord such Collateral the same care that it normally accords to its own assets and the duty to account for moneys received by it. The Collateral Agent shall not be required to ascertain or inquire as to the performance by any Guarantor or Grantor of any of the covenants or agreements contained herein or in any other agreement. Neither the Collateral Agent nor any officer, agent or representative thereof shall be personally liable for any action taken or omitted to be taken by any such person in connection with this Agreement or any Other Security Document except for such person’s own gross negligence or wilful misconduct (it being understood that any action taken in accordance with the terms of this Agreement or any Other Security Document by the Collateral Agent or any such officer, agent or representative at the direction or instruction of the Administrative Agent or the Majority Lenders under the Credit Agreement (or not taken in the absence of any such directions or instructions) shall not constitute gross negligence or wilful misconduct). Neither the Collateral Agent nor any officer, agent or representative thereof shall be personally liable for any action taken by any such person in accordance with any notice given by the Administrative Agent or the Majority Lenders under the Credit Agreement hereunder or under any Other Security Document even if, at the time such action is taken by any such Person, the Administrative Agent or the Lenders which gave the notice to take such action shall no longer be the Administrative Agent or the Majority Lenders under the Credit Agreement or the Secured Parties on behalf of which such notice was given are no longer the Secured Parties. The Collateral Agent may execute any of the powers granted under this Agreement and perform any duty hereunder either directly or by or through agents or attorneys-in-fact.

Section 10.02    Reliance by Collateral Agent; Indemnity Against Liabilities, etc. (a)Whenever in the performance of its duties under this Agreement or any Other Security Document the Collateral Agent shall deem it necessary or desirable that a matter be proved or established with respect to any Grantor or any other person in connection with the taking, suffering or omitting of any action hereunder by the Collateral Agent, such matter may be conclusively deemed to be proved or established by a certificate executed by an officer of such Person which is believed by the Collateral Agent to be genuine and to have been signed or sent by the proper Person, and the Collateral Agent shall have no liability with respect to any action taken, suffered or omitted in reliance thereon.

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(b)    The Collateral Agent may consult with counsel and shall not incur any liability in taking any action hereunder or under any Other Security Document in good faith in accordance with any advice of such counsel. The Collateral Agent shall have the right but not the obligation at any time to seek instructions concerning the administration of this Agreement or any Other Security Document, the duties created hereunder or the Collateral from any court of competent jurisdiction.

(c)    The Collateral Agent shall not incur any liability in relying upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order or other paper or document which it in good faith believes to be genuine and to have been signed or presented by the proper party. The Collateral Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificate or opinions that are believed by the Collateral Agent to be genuine and signed or furnished by the proper Person furnished to the Collateral Agent in connection with this Agreement or any Other Security Document.

(d)    The Collateral Agent shall not be deemed to have actual, constructive, direct or indirect notice or knowledge of the occurrence of any Event of Default unless and until the Collateral Agent shall have received written notice thereof from the Administrative Agent. The Collateral Agent shall have no obligation whatsoever either prior to or after receiving such a notice that is believed by the Collateral Agent to be genuine and to have been signed or sent by the proper Person to inquire whether an Event of Default has, in fact, occurred and shall be entitled to rely conclusively, and shall be fully protected in so relying, on any such notice so furnished to it.

(e)    If the Collateral Agent has been requested to take any specific action by the Administrative Agent pursuant to any provision of this Agreement or any Other Security Document, the Collateral Agent shall not be under any obligation to exercise any of the rights or powers vested in it by this Agreement or such Other Security Document in the manner so requested unless it shall have been provided indemnity by the Secured Parties on whose behalf such request shall have been made reasonably satisfactory to it against the costs, expenses and liabilities which may be incurred by it in compliance with such request or direction.

Section 10.03    Resignation and Removal of the Collateral Agent. The Collateral Agent may at any time, by giving 30 days’ prior written notice to the Company and the Administrative Agent, resign and be discharged from the responsibilities hereby created, such resignation to become effective upon the appointment of a successor by the Administrative Agent with, so long as no Event of Default has occurred and is continuing, the consent of the Company (such consent not to be unreasonably withheld) and the acceptance of such appointment by such successor. If no successor shall be appointed and approved within 30 days after the date of any such resignation, the Collateral Agent may apply to any court of competent jurisdiction to appoint a successor to act until a successor shall have been appointed as above provided or may, on behalf of the Secured Parties, appoint a successor Collateral Agent which shall be a bank with an office in New York, New York having a combined capital and surplus of at least $500,000,000.

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Section 10.04    Expenses and Indemnification. By accepting the benefits of this Agreement, each of the Lenders severally agrees (i) to reimburse the Collateral Agent, on demand, in the amount of its pro rata share from time to time (based on the Applicable Percentage of such Lender), of any expenses referred to in this Agreement or in any Other Security Document securing Obligations owed to such Lender and/or any other expenses incurred by the Collateral Agent in connection with the enforcement and protection of the rights of the Collateral Agent and the Secured Parties which shall not have been paid or reimbursed by the Company or any other Grantor or Guarantor or paid from the proceeds of any Collateral as provided herein and (ii) to indemnify and hold harmless the Collateral Agent and its Affiliates and its and their respective directors, officers, employees, agents and attorneys (each, an “Indemnified Party”), on demand, in the amount of such pro rata share, from and against any and all liabilities, taxes, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements referred to in this Agreement and/or incurred by the Collateral Agent in connection with this Agreement or the Other Security Documents or the enforcement and protection of the rights of the Secured Parties, to the extent the same shall not have been reimbursed by the Company or any other Grantor or Guarantor or paid from the proceeds of Collateral as provided herein; provided, in each case, that no Secured Party shall be liable to any Indemnified Party for any portion of such expenses, liabilities, taxes, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or wilful misconduct of such Person.

ARTICLE XI.

Subordination of Intercompany Indebtedness

Section 11.01    Subordination. To the fullest extent permitted under law, the Company and each other Grantor and Guarantor hereby agrees that all Intercompany Indebtedness owed to it by any Intercompany Obligor is hereby expressly subordinated, to the extent and in the manner set forth in this Article, to the payment in full in cash of all Obligations of such Intercompany Obligor.

Section 11.02    Dissolution or Insolvency. Upon any dissolution, winding up, liquidation or reorganization of any Intercompany Obligor, whether in bankruptcy, insolvency, reorganization, arrangement or receivership proceedings or otherwise, or upon any assignment for the benefit of creditors or any other marshalling of the assets and liabilities of any Intercompany Obligor, or otherwise:

(a)    the Secured Parties shall, as between such Secured Parties and the Company or any other Grantor or Guarantor, first be entitled to receive payment in full in cash of the Obligations of such Intercompany Obligor in accordance with the terms of such Obligations before the Company or such Grantor or Guarantor shall be entitled to receive any payment on account of the Intercompany Indebtedness of such Intercompany Obligor, whether as principal, interest or otherwise; and

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(b)    any payment by, or distribution of the assets of, such Intercompany Obligor of any kind or character, whether in cash, property or securities, to which the Company or any other Grantor or Guarantor would be entitled except for the provisions of clause (a) above shall, upon receipt by the Company or such Grantor or Guarantor, but subject to the provisions of the Lenders Lien Subordination and Intercreditor Agreement, be held in trust (or in a compte de sequestre, if applicable) for the applicable Secured Parties and promptly paid or delivered directly to the Collateral Agent for the benefit of such Secured Parties to the extent necessary to make payment in full in cash of all Obligations remaining unpaid, after giving effect to any concurrent payment or distribution to such Secured Parties in respect of such Obligations.

Section 11.03    Subrogation. Subject to (and only upon) the prior indefeasible payment in full in cash of all the Obligations, the Company or any other Grantor or Guarantor holding Intercompany Indebtedness of such Intercompany Obligor shall be subrogated to the rights of the applicable Secured Parties to receive payments or distributions in cash, property or securities applicable to such Obligations until all amounts owing on the Intercompany Indebtedness of such Intercompany Obligor shall be paid in full, and as between and among such Intercompany Obligor, its creditors (other than its Secured Parties) and the Company or any other Grantor or Guarantor holding Intercompany Indebtedness of such Intercompany Obligor, no such payment or distribution made to the Secured Parties by virtue of this Agreement that otherwise would have been made to the Company or any other Grantor or Guarantor in respect of such Intercompany Indebtedness shall be deemed to be a payment by such Intercompany Obligor on account of such Intercompany Indebtedness.

Section 11.04    Other Creditors. Nothing contained in this Article is intended to or shall impair, as between and among any Intercompany Obligor, its creditors (other than the Secured Parties) and the Company or any other Grantor or Guarantor holding Intercompany Indebtedness of such Intercompany Obligor, the obligations of such Intercompany Obligor to pay its Intercompany Indebtedness as and when the same shall become due and payable in accordance with the terms thereof, or affect the relative rights of the Company or any other Grantor or Guarantor holding Intercompany Indebtedness of such Intercompany Obligor and the creditors of such Intercompany Guarantor (other than the Secured Parties).

Section 11.05    No Waiver. No right of any Secured Party to enforce this Article shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of any of the Collateral Agent, the other Secured Parties, or any Intercompany Obligor, or by any noncompliance by any Intercompany Obligor with the terms, provisions and covenants contained in this Agreement, any Other Security Document or the Credit Agreement, and the Secured Parties are hereby expressly authorized to extend, renew, increase, decrease, modify or amend the terms of the Obligations or any security therefor, and to release, sell or exchange any such security and otherwise deal freely with any Intercompany Obligor, all without notice to or consent of the Company or any other Grantor or Guarantor and without affecting the liabilities and obligations of the parties hereto.

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Section 11.06    Obligations Hereunder Not Affected. (a)All rights and interests of the Secured Parties under this Article, and all agreements and obligations of the Company and each other Grantor or Guarantor under this Article, shall remain in full force and effect irrespective of:

(i)    any lack of validity or enforceability of the Credit Agreement;

(ii)    any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or consent to departure from the Credit Agreement;

(iii)    any exchange, release or nonperfection of any security interest in any Collateral, or any release or amendment or waiver of or consent to departure from any Guarantee, in respect of all or any of the Obligations; or

(iv)    any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Intercompany Obligor in respect of Obligations or of the Company or any Grantor or Guarantor in respect of the agreements contained in this Article.

(b)    The agreements contained in this Article shall continue to be effective or be reinstated, as the case may be, if at any time any payment of the Obligations or any part thereof is rescinded or must otherwise be returned by any Secured Party upon the insolvency, bankruptcy or reorganization of any Intercompany Obligor or otherwise, all as though such payment had not been made.

(c)    The Company and each Grantor and Guarantor hereby agree that the Secured Parties may, without affecting or impairing any of the obligations of the Company or such Grantor or Guarantor hereunder, from time to time to (i) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of, the Obligations or any part thereof and (ii) exercise or refrain from exercising any rights against any Intercompany Obligor or any other Person.

ARTICLE XII.

Miscellaneous

Section 12.01    Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be given as provided in the Credit Agreement. All communications and notices hereunder to any Grantor or Guarantor other than the Company shall be given to it in care of the Company as provided in the Credit Agreement.

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Section 12.02    Waivers; Amendment. (a)No failure or delay by the Collateral Agent or any Secured Party in exercising any right or power hereunder or under any other Credit Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent and the Secured Parties hereunder and under the other Credit Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Credit Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, no extension of credit by any Secured Party under the Credit Agreement or otherwise shall be construed as a waiver of any default hereunder, regardless of whether the Collateral Agent or any Secured Party may have had notice or knowledge of such default at the time. No notice or demand on any Credit Party in any case shall entitle such Credit Party to any other or further notice or demand in similar or other circumstances.

(b)    Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Credit Party or Credit Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required under the Credit Agreement.

Section 12.03    Collateral Agent’s Fees and Expenses; Indemnification. (a)The parties hereto agree that the Collateral Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in the Credit Agreement.

(b)    Without limitation of its indemnification obligations under the other Credit Documents, each Grantor and each Guarantor, to the fullest extent permitted under law, jointly and severally agrees to indemnify the Collateral Agent and the other Indemnitees (as defined in the Credit Agreement) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of the execution, delivery or performance of this Agreement or any agreement or instrument contemplated hereby or any claim, litigation, investigation or proceeding relating to any of the foregoing or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses shall have resulted from the gross negligence or wilful misconduct of such Indemnitee or from the breach of any of its obligations set forth in any Credit Document.

(c)    The provisions of this Section shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Credit Document, the consummation of the transactions contemplated hereby, the repayment of

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any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Credit Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section shall be payable promptly after written demand therefor.

Section 12.04    Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Guarantor or Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

Section 12.05    Survival of Agreement. All covenants, agreements, representations and warranties made by the Credit Parties in the Credit Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Credit Document shall be considered to have been relied upon by the Lenders and shall survive the execution and delivery of the Credit Documents and the making of any Loans, regardless of any investigation made by any Lender or on its behalf and notwithstanding that the Collateral Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall, subject to Section 12.13, continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under any Credit Document is outstanding and unpaid and so long as the Commitments under the Credit Agreement have not expired or terminated.

Section 12.06    Counterparts; Effectiveness; Several Agreement. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in this Section. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement. This Agreement shall become effective as to any Credit Party when a counterpart hereof executed on behalf of such Credit Party shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Credit Party and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Credit Party, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Credit Party shall have the right to assign or transfer its rights or obligations hereunder (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement. This Agreement shall be construed as a separate agreement with respect to each Credit Party and may be amended, modified, supplemented, waived or released with respect to any Credit Party without the approval of any other Credit Party and without affecting the obligations of any other Credit Party hereunder.

Section 12.07    Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be

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ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 12.08    Right of Set-Off. Without limitation to the provisions of Section 5.07, if an Event of Default shall have occurred and be continuing and the Loans shall have become due and payable pursuant to Article VII of the Credit Agreement, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of any Credit Party against any of and all the obligations of such Credit Party now or hereafter existing under this Agreement or any other Credit Document and owed to such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of set-off) that such Lender may have.

Section 12.09    Governing Law; Jurisdiction; Consent to Service of Process. (a)This Agreement shall be construed in accordance with and governed by the law of the State of New York.

(b)    Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Credit Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Credit Document shall affect any right of the Collateral Agent to bring any action or proceeding relating to any Collateral in the courts of any jurisdiction where such Collateral is located or deemed located.

(c)    Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Credit Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

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SECOND LIEN GUARANTEE AND COLLATERAL AGREEMENT

(d)    Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 12.01. Nothing in this Agreement or any other Credit Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

Section 12.10    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER CREDIT DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 12.11    Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

Section 12.12    Security Interest Absolute. The pledges and security interests created hereby and by the Other Security Documents shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Credit Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Credit Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor or Guarantor in respect of the Obligations or this Agreement.

Section 12.13    Termination or Release. (a)All pledges, security interests and Liens created hereunder and under the Other Security Documents and all Guarantees made hereunder shall be automatically released when (i) the principal of all Loans, all accrued interest and fees and all other Obligations due and owing under the Credit Agreement have been paid in full and (ii) the Lenders have no further commitment to lend under the Credit Agreement.

THE GOODYEAR TIRE & RUBBER COMPANY

SECOND LIEN GUARANTEE AND COLLATERAL AGREEMENT

(b)    A Subsidiary shall automatically be released from its obligations as a Grantor or Guarantor hereunder and under each Other Security Document, and all pledges hereunder, or under any Other Security Document, of and security interests created hereunder, or under any Other Security Document, in the Collateral of such Subsidiary shall be automatically released, upon the consummation of any transaction permitted by this Agreement and the Credit Agreement as a result of which such Subsidiary ceases to be a Subsidiary; provided that any consent to such transaction required by the Credit Agreement shall have been obtained and the terms of such consent shall not provide otherwise.

(c)    Upon any sale or other transfer of any Collateral permitted under this Agreement and the Credit Agreement by any Grantor to any Person other than the Company or a Subsidiary, or upon the effectiveness of any written consent to the release of any pledge or security interest created hereby or by any Other Security Document in respect of any Collateral pursuant to and in accordance with the requirements of the Credit Agreement, all pledges, security interests and Liens created hereunder or under any Other Security Document of, in or on such Collateral shall be automatically released.

(d)    Upon any transfer of any Equity Interests in a Foreign Subsidiary pursuant to and in accordance with Section 6.04(d) of the Credit Agreement, the Collateral Agent shall release any pledge of, security interest in or Lien on such Equity Interests if the conditions to such release set forth in such Section 6.04(d) shall have been satisfied and if the Company shall have delivered a certificate to that effect to the Collateral Agent.

(e)    In connection with any termination or release pursuant to paragraph (a), (b), (c) or (d) above, the Collateral Agent shall execute and deliver to each applicable Grantor, at such Grantor’s expense, all documents that such Grantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section shall be without recourse to or representation or warranty by the Collateral Agent. Notwithstanding paragraph (b) or (c) above, in the case of any Lien on any Equity Interests in an entity organized under the laws of a jurisdiction outside the United States of America, such Lien shall not be released until the Collateral Agent executes and delivers to the applicable Grantor a written consent to such release. The Collateral Agent agrees to execute and deliver any such written consent required by the immediately preceding sentence that is requested by the applicable Grantor in connection with the consummation of any transaction permitted by this Agreement and the Credit Agreement. In the case of any License of Intellectual Property to any Person that is not an Affiliate of any Grantor (i) for which it receives consideration at the time of such License at least equal to the Fair Market Value of the subject Intellectual Property and in respect of which the Borrower shall have delivered a notice to the Administrative Agent designating such transfer as an Asset Disposition for purposes of Section 6.04, (ii) that constitutes an Asset Disposition under Section 6.04, or (iii) that does not materially reduce the collateral value to the Secured Parties of the

THE GOODYEAR TIRE & RUBBER COMPANY

SECOND LIEN GUARANTEE AND COLLATERAL AGREEMENT

Material Intellectual Property, taken as a whole, and, in each case, is permitted under this Agreement and the Credit Agreement, the Liens on such Intellectual Property granted hereunder shall be subject to the rights of third parties to use such Intellectual Property under such License; provided that no such License shall be used for the purpose of securing or otherwise providing credit support for Indebtedness.

Section 12.14    Additional Grantors and Guarantors. (a)Upon execution and delivery by the Collateral Agent and a Subsidiary of an instrument in a form agreed to by the Collateral Agent and the Company (an “Additional Subsidiary Agreement”), such Subsidiary shall become a party hereto and a Grantor and a Guarantor hereunder to the extent set forth in such Additional Subsidiary Agreement and shall, to the extent applicable, guarantee and create pledges of and security interests in its assets to secure the Obligations with the same force and effect as if originally named as a Grantor or Guarantor herein. At the time any Subsidiary shall become a party to this Agreement as provided in the preceding sentence, the Schedules hereto shall be supplemented as appropriate to reflect the guarantees, pledges and security interests, as applicable, given or created by such Subsidiary, and such supplemented Schedules shall replace the Schedules that shall theretofore have been attached to this Agreement. The execution and delivery of any Additional Subsidiary Agreement and the amendment of the Schedules hereto as above provided shall not require the consent of any other Credit Party. The rights and obligations of each Credit Party shall remain in full force and effect notwithstanding the addition of any new Credit Party as a party to this Agreement.

(b)    Any Subsidiary that is a Guarantor may elect to become a Grantor at any time by delivering a certificate in substantially the form agreed to by the Collateral Agent and the Company or in such other form as may be reasonably required by the Collateral Agent. Any such election shall be effective immediately upon the delivery of such certificate. At the time any such election is made, the Schedules hereto shall be supplemented as appropriate to reflect the pledges and security interests given or created by such Subsidiary, and such supplemented Schedules shall replace the Schedules that shall theretofore have been attached to this Agreement. The execution and delivery of any certificate hereunder and the amendment of the Schedules hereto as above provided shall not require the consent of the Collateral Agent or any Credit Party. The rights and obligations of each Credit Party shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

Section 12.15    Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby appoints the Collateral Agent the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof in each case upon the occurrence and during the continuance of an Event of Default, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Collateral Agent’s name or in the name of such Grantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral of

THE GOODYEAR TIRE & RUBBER COMPANY

SECOND LIEN GUARANTEE AND COLLATERAL AGREEMENT

such Grantor or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of Accounts Receivable to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent relating to the Collateral; and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or wilful misconduct or the breach of such Person of its obligations set forth herein.

THE GOODYEAR TIRE & RUBBER COMPANY

SECOND LIEN GUARANTEE AND COLLATERAL AGREEMENT

SCHEDULE I

Post-Effective Loan Amounts

Lender	Loan Amount
The individual allocations of the Continuing Lenders (other than JPMorgan Chase Bank, N.A.) are on file with the Administrative Agent	$330,620,944.81
JPMorgan Chase Bank, N.A.	$69,379,055.19

THE GOODYEAR TIRE & RUBBER COMPANY

SECOND LIEN GUARANTEE AND COLLATERAL AGREEMENT